CHASE FUNDING
             MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2
                           $650,000,000 (APPROXIMATE)
                               Subject to Revision

                 May 15, 2001- Computational Materials

Copyright 2001 J.P. Morgan Chase & Co. - All rights reserved. J.P. Morgan Securities Inc. (JPMorgan), member NYSE and SIPC. JPMorgan is the marketing name used by the specific legal entity or entities named in the attached materials. Information has been obtained from sources believed to be reliable but JPMorgan does not warrant its completeness or accuracy. Opinions and estimates constitute our judgement as of the date of this material and are subject to change without notice. Past performance is not indicative of future results. This material is not intended as an offer or solicitation for the purchase or sale of any financial instrument. Securities or financial instruments mentioned herein may not be suitable for all investors. The recipient of these materials must make its own independent decisions regarding any securities or financial instruments mentioned herein. J.P. Morgan Chase & Co. and/or its subsidiaries and affiliates generally act as a market maker in the financial instruments of any issuer discussed herein and may act as underwriter, placement agent, advisor or lender to such issuer. J.P. Morgan Chase & Co. and/or its affiliates, subsidiaries or employees may hold a position in any securities or financial instruments mentioned herein. Clients should contact analysts and execute transactions through a J.P. Morgan Chase & Co. subsidiary or affiliate in their home jurisdiction unless governing law permits otherwise.

The analysis in this report is based on information provided by Chase Manhattan Mortgage Corporation (the "Seller"). The information contained herein is qualified in its entirety by the information in the prospectus and prospectus supplement for this transaction. The information contained herein is preliminary as of the date hereof, supersedes any previous such information delivered to you and will be superseded by any such information subsequently delivered and ultimately by the final prospectus and prospectus supplement relating to the securities and any other information subsequently filed with the Securities and Exchange Commission. These materials are subject to change, completion or amendment from time to time without notice, and JPMorgan is under no obligation to keep you advised of such changes. These materials have been provided to you for informational purposes only and may not be relied upon by you in evaluating the merits of investing in the securities described herein. Any investment decision with respect to the securities should be made by you based solely upon the information contained in the final prospectus and prospectus supplement relating to the securities. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared in reliance upon information furnished by the Seller. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither JPMorgan nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY JPMORGAN AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES (OTHER THAN JPMORGAN). JPMORGAN IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.

                                   TERM SHEET
                                  MAY 16, 2001

                                  CHASE FUNDING
                     MORTGAGE LOAN ASSET-BACKED CERTIFICATES
                                  SERIES 2001-2

                           $650,000,000 (APPROXIMATE)
                               SUBJECT TO REVISION


--------------- ------------------ ------------------------- ---------- ------------------------ ---------------------- ------------
                                           RATINGS                               BOND                                    EXP FINAL
CLASS              AMOUNT ($)          (S&P /MOODY'S)        WAL[1]              TYPE                   COUPON           MATURITY[1]
--------------- ------------------ ------------------------- ---------- ------------------------ ---------------------- ------------
    IA-1           37,500,000              AAA/Aaa             0.98              SEQ               1M Libor + [ ]2           1/03
    IA-2           19,500,000              AAA/Aaa             2.14              SEQ                    Fixed[2]            12/03
    IA-3           17,000,000              AAA/Aaa             3.14              SEQ                    Fixed[2]             3/05
    IA-4           21,750,000              AAA/Aaa             5.14              SEQ                    Fixed[2]             6/08
    IA-5           16,030,000              AAA/Aaa             9.50              SEQ                    Fixed[2,3]           4/11
    IA-6           12,420,000              AAA/Aaa             6.72              NAS                    Fixed[2]            11/10
    IM-1            4,050,000               AA/Aa2             6.62              MEZ                    Fixed[2]             4/11
    IM-2            4,050,000                A/A2              6.62              MEZ                    Fixed[2]             4/11
    IB              2,700,000              BBB/Baa2            6.36              SUB                    Fixed[2]             4/11

    IIA-1         150,280,000              AAA/Aaa             2.55       Conforming ARM PT      1M Libor + [ ][3,4]         7/08
    IIA-2         304,980,000              AAA/Aaa             2.55             ARM PT           1M Libor + [ ][3,4]         7/08
    IIM-1          27,037,500               AA/Aa2             4.86              MEZ             1M Libor + [ ][3,4]         7/08
    IIM-2          17,252,500                A/A2              4.82              MEZ             1M Libor + [ ][3,4]         7/08
    IIB            15,450,000              BBB/Baa2            4.68              SUB             1M Libor + [ ][3,4]         7/08
--------------- ------------------ ------------------------- ---------- ------------------------ ---------------------- ------------

1 The Group I Certificates will be priced at 20% HEP while the Group II Certificates will be priced at 27% CPR. Assumes 10% call by group.

2 Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

3 If the 10% cleanup call with respect to the related Loan Group is not exercised on the first distribution date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum, the margin on the Class IIA-1 and Class IIA-2 Certificates will increase to 2x their related margins, and the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

4 Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rates on the Group II Loans.




--------------------------
The information herein will be superseded in its entirety by the final prospectus and prospectus supplement relating to the securities. THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR JPMORGAN SALES REPRESENTATIVE.

[GRAPHIC OMITTED]





TITLE OF CERTIFICATES:  Chase Funding Mortgage Loan Asset-Backed CERTIFICATES,
                        Series 2001-2, consisting of:

                        IA-1, IA-2, IA-3, IA-4, IA-5, IA-6
                        IM-1, IM-2
                        IB
                        (the "Group I Certificates")

                                       and

                        IIA-1, IIA-2
                        IIM-1, IIM-2
                        IIB
                        (the "Group II Certificates")

UNDERWRITERS:           J.P. Morgan Securities Inc., Countrywide
                        Securities Corporation,
                        Banc of America Securities LLC.

DEPOSITOR:              Chase Funding, Inc.

SELLER AND SERVICER:    Chase Manhattan Mortgage Corporation

TRUSTEE:                Citibank, N.A.

CUT-OFF DATE:           May 1, 2001

PRICING DATE:           On or about May 16, 2001

CLOSING DATE:           On or about May 24, 2001

DISTRIBUTION DATES:     Distribution of principal and interest on the
                        certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in June 2001.

ERISA CONSIDERATIONS:   The offered certificates will be ERISA eligible as of
                        the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of such Certificates.

LEGAL INVESTMENT:       The Class A and Class M-1 Certificates will constitute
                        "mortgage-related securities" for the purposes of SMMEA.
                        The Class M-2 and Class B Certificates will not constitute "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS:             For federal income tax purposes, the Trust Fund will
                        include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").

OPTIONAL TERMINATION:   The Servicer has the option to exercise a call on each
                        loan group individually when the aggregate stated principal balance for that loan group is less than or equal to 10% of the aggregate stated principal balance of the related group as of the Cut-Off Date (i.e.
                        separate calls for each group). The call will be exercised at a price equal to the sum of (i) the stated principal balance of the Mortgage Loans in the related loan group (other than in respect of REO property) plus accrued interest, (ii) the appraised value of any REO
                        Property in the related loan group (up to the stated principal balance of the related Mortgage Loan), and
                        (iii) any unreimbursed out-of-pocket costs, expenses and the principal portion of Advances, in each case previously incurred by the Subservicer in the performance of its servicing obligations in connection with such Mortgage Loans.


PRE-FUNDED AMOUNTS:     Group I Certificates Pre-Funded Amount:
                           $27,000,000 (approximate)

                        Group II Certificates Pre-Funded Amount:
                           $103,000,000 (approximate)

                        On the Closing Date, a portion of the proceeds from the sale of the Certificates (the "Group I and Group II Pre-Funded Amounts") will be deposited with the Trustee in a segregated account (the "Pre-Funding Account") and used by the trust to purchase Mortgage Loans after the Closing Date. The Group I and
                        Group II Pre-Funded Amounts will be reduced during the Pre-Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding Account following the Pre-Funding
                        Period will be (i) distributed as principal to the Group I Certificates in the case of amounts remaining which had been allocated to fund the purchase of subsequent Mortgage Loans which are fixed rate Mortgage Loans, and (ii) distributed as principal to the Group II Certificates in the case of amounts remaining which had been allocated to fund the purchase of subsequent Mortgage Loans which are adjustable rate Mortgage Loans.

                        On the Closing Date, the Depositor will establish a segregated account (the "Capitalized Interest Account") which will be applied to cover shortfalls in the amount of interest generated by the Mortgage Loans attributable to the pre-funding feature.

PRE-FUNDING PERIOD:     35 days

MORTGAGE LOANS:         The mortgage pool will consist of mortgage loans
                        ("Mortgage Loans") that will be divided into a fixed rate coupon group (Group I) and an adjustable-rate coupon group (Group II). The adjustable rate coupon group will further be divided into two sub-groups, referred to as Group IIA and Group IIB. Group IIA will consist of adjustable rate mortgage loans that had a principal balance at origination of no more than $275,000 if a single family property (or $412,500 if the property is located in Hawaii or Alaska), $351,950 if a two-family property (or $527,925 if the property is located in Hawaii or Alaska), $425,400 if a three-family property (or $638,100 if the property is located in Hawaii or Alaska), or $528,700 if a four-family property
                        (or $793,050 if the property is located in Hawaii or Alaska). Group IIB will consist of adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group
                        IIA. The Mortgage Loans are secured by first liens on real properties.


ADMINISTRATIVE FEES:    The Servicer and Trustee will be paid fees aggregating
                        approximately 51 bps per annum (payable monthly) on the stated principal balance of the Mortgage Loans.



     CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
 SERIES 2001-2

                              CERTIFICATE STRUCTURE

CREDIT ENHANCEMENT:     1) Excess interest
                        2) Over-Collateralization
                        3) Cross-Collateralization
                        4) Subordination

EXCESS INTEREST:        Excess interest cashflows from each group will be
                        available as credit enhancement for the related group.

OVERCOLLATERALIZATION:  The overcollateralization ("O/C") provisions are intended to provide for the limited acceleration of the senior Certificates relative to the amortization of the related loan group, generally until the required O/C levels are reached. Accelerated amortization is achieved by applying certain excess interest collected on each loan group to the payment of principal on the related senior Certificates, resulting in the accumulation of O/C. By paying down the principal balance of the certificates faster than the principal amortization of the related loan group, an overcollateralization amount equal to the excess of the aggregate unpaid principal balance of the related mortgage group over the principal balance of the related Certificates is created. Excess interest will be directed to build each loan group's O/C amount until the respective loan group reaches its required O/C target. Upon this event, the acceleration feature will cease unless it is once again necessary to maintain the required O/C level. For purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied on the thirteenth Distribution Date (June 2002).

                        GROUP I CERTIFICATES

                        Initial:     0.00%
                        Target:      1.10% of original balance
                        Stepdown:    2.20% of current balance
                        Floor:       0.50% of original balance

                        Excess interest will begin to be applied on the thirteenth Distribution Date (June 2002)


                        (PRELIMINARY AND SUBJECT TO REVISION)

                        GROUP II CERTIFICATES

                        Initial:     0.00%
                        Target:      1.15% of original balance
                        Stepdown:    2.30% of current balance
                        Floor:       0.50% of original balance

                        Excess interest will begin to be applied on the thirteenth Distribution Date (June 2002)

                        (PRELIMINARY AND SUBJECT TO REVISION)

CROSS-
COLLATERALIZATION:      Excess interest from each of the two loan groups, if not
                        needed to credit enhance its own group, will be available to credit enhance the other loan group.

                                GROUP I - FIXED

GROUP I (FIXED)SUBORDINATION[1]:       (S&P/Moody's)     GROUP I (Subordination)

                        Class IA       (AAA /Aaa)            9.10%
                        Class IM-1     (AA/Aa2)              6.10%
                        Class IM-2     (A/A2)                3.10%
                        Class IB       (BBB/Baa2)            1.10%

                        (PRELIMINARY AND SUBJECT TO REVISION)

GROUP I (FIXED) CLASS SIZES:           (S&P/Moody's)     GROUP I (Class Sizes)

                        Class IA       (AAA/Aaa)             92.00%
                        Class IM-1     (AA/Aa2)               3.00%
                        Class IM-2     (A/A2)                 3.00%
                        Class IB       (BBB/Baa2)             2.00%


                        (PRELIMINARY AND SUBJECT TO REVISION)

                                               GROUP II - ARM

GROUP II (ARM) SUBORDINATION[1]:       (S&P/Moody's)    GROUP II (Subordination)

                        Class IIA      (AAA/Aaa)             12.75%
                        Class IIM-1    (AA/Aa2)               7.50%
                        Class IIM-2    (A/A2)                 4.15%
                        Class IIB      (BBB/Baa2)             1.15%

                        (PRELIMINARY AND SUBJECT TO REVISION)

GROUP II (ARM) CLASS SIZES:            (S&P/Moody's)     GROUP II (Class Sizes)

                        Class IIA      (AAA/Aaa)             88.40%
                        Class IIM-1    (AA/Aa2)               5.25%
                        Class IIM-2    (A/A2)                 3.35%
                        Class IIB      (BBB/Baa2)             3.00%

                        (PRELIMINARY AND SUBJECT TO REVISION)

1 The subordination percentages assume that the target overcollateralization levels of 1.10% for Group I and 1.15% for Group II have been achieved. There will be no overcollaterization as of the Closing Date, and for purposes of applying excess interest to build each group's O/C amount, excess interest will begin to be applied on the thirteenth Distribution Date (June 2002)


                                     GROUP I

MORTGAGE LOANS:         Fixed-rate, first lien, sub-prime Mortgage Loans

TOTAL GROUP SIZE*:      $135,000,000

PREPAYMENT
ASSUMPTION:             20% HEP (2.0% - 20% CPR Ramp over 10 months)

FIXED RATE WAC CAP:     Preliminarily, the pass-through rate of each class of
                        the Group I Certificates will be subject to the "Group I
                        WAC Cap", which is a per annum rate equal to the weighted average net mortgage rate on the fixed rate
                        Mortgage Loans.

INTEREST ACCRUAL:       For the Class IA-1 Certificates, interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date. For all Group I Certificates except the Class IA-1, interest will accrue during the calendar month preceding the month of distribution.

PAYMENT DELAY:          For Class IA-1, 0 days. For all other Group I
                        Certificates, 24 days.

INT. PMT. BASIS:        For Class IA-1, actual/360. For all other Group I
                        Certificates, 30/360.

COUPON STEP UP:         If the 10% clean-up call for the Group I Certificates is
                        not exercised on the first distribution date on which it is exercisable, the Pass-Through Rate on the Class IA-5
                        Certificates will increase by 50 bps per annum.

* The mortgage pool as of the Closing Date will include approximately $12,694,212 of fixed rate Mortgage Loans that are not included in the statistical information set forth in this document. Updated statistical information on the Mortgage Pool (giving effect to the inclusion of such mortgage loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date. Also, approximately $27,000,000 of the Pre-Funded Fixed Rate Mortgage Loans are not included in the statistical information set forth in this document.


      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2

                              GROUP I CERTIFICATES


                     CLASS           CLASS       CLASS        CLASS         CLASS        CLASS       CLASS       CLASS       CLASS
                     IA-1            IA-2        IA-3         IA-4          IA-5         IA-6        IM-1        IM-2        IB
                     ---------------------------------------------------------------------------------------------------------------
OFFER
SIZE ($)             37,500,000    19,500,000  17,000,000    21,750,000   16,030,000   12,420,000  4,050,000   4,050,000   2,700,000

EXPECTED RATINGS
S&P                         AAA           AAA         AAA           AAA          AAA          AAA         AA           A         BBB
MOODY'S                     Aaa           Aaa         Aaa           Aaa          Aaa          Aaa        Aa2          A2        Baa2


Coupon                 1M Libor      Fixed[1]    Fixed[1]      Fixed[1]   Fixed[1,2]     Fixed[1]   Fixed[1]    Fixed[1]    Fixed[1]
                     +[    ][1]

Weighted Average Life      0.98          2.14        3.14          5.14         9.50         6.72       6.62        6.62        6.36
to Call (yrs)[3]

Weighted Average Life      0.98          2.14        3.14          5.14        11.52         6.72       7.13        6.96        6.38
To Maturity (yrs)[3]

Payment Window          1-20/20      20-31/12    31-46/16      46-85/40    85-119/35    37-114/78  40-119/80   40-119/80   40-119/80
to Call (mos)[3]

Payment Window          1-20/20      20-31/12    31-46/16      46-85/40   85-220/136    37-114/78 40-177/138  40-160/121   40-129/90
to Maturity (mos)[3]

Expected Maturity          1/03         12/03        3/05          6/08         4/11        11/10       4/11        4/11        4/11
to Call[3]

Expected Maturity to       1/03         12/03        3/05          6/08         9/19         11/10      2/16         9/14       2/12
Maturity 3

Last Scheduled             4/16          4/16        5/16         11/26         4/31         3/13       4/31        4/31        4/31
Distribution Date 4



(1) Preliminary, subject to a cap based on the weighted average net loan rate of the Group I Loans.

(2) If the 10% cleanup call for Group I is not exercised on the first Distribution Date on which it is exercisable, the coupon on the Class IA-5 Certificates will increase by 50 bps per annum.

(3)  The Group I Certificates will be priced at 20% HEP.

(4) Assumes 0% HEP, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

                                    GROUP II
                                    --------

MORTGAGE LOANS:         Adjustable-rate, first lien, sub-prime Mortgage
                        Loans

TOTAL GROUP SIZE*:      $515,000,000

PREPAYMENT ASSUMPTION:  27% CPR

ADJUSTABLE RATE
AVAILABLE FUNDS CAP:    The pass-through rate of the Group II Certificates will
                        be subject to the "Group II Available Funds Cap" which is a per annum rate equal to 12 times the quotient of
                        (x) the total scheduled interest on the adjustable rate
                        Mortgage Loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Group II Certificates as of the first day of the applicable accrual period.

LIFETIME WAC CAP:       All Group II pass-through rates will also be subject to
                        a cap equal to a weighted average net lifetime rate on the underlying Mortgage Loans. Any interest shortfall due to the maximum lifetime WAC cap will not be reimbursed.

INTEREST ACCRUAL:       For Group II CERTIFICATES,
 interest will initially
                        accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior
                        Distribution Date to (but excluding) the current
                        Distribution Date.

PAYMENT DELAY:          0 days

INT. PMT. BASIS:        Actual/360

SHORTFALL
REIMBURSEMENT:          If on any  Distribution  Date  the  pass-through rate is
                        limited by the Group II Available Funds Cap, the amount of such interest that would have been distributed if the Pass-Through Rate had not been so limited by the Available Funds Cap and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the Pass-Through Rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will only come from interest on the Group II loans and will be paid only on a subordinated basis. No such Group II
                        Certificate Carryover will be paid once the Group II
                        Certificate principal balance has been reduced to zero.

COUPON STEP UP:         If the  10%  clean-up  call  for  the  Group  II
                        Certificates is not exercised on the first distribution date on which it is exercisable, (i) the margin on the Class IIA-1 and IIA-2 Certificates will increase to 2x their related margins, and (ii) the margins on the Class
                        IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.


* The mortgage pool as of the Closing Date will include approximately $68,720,933 of adjustable rate mortgage loans that are not included in the statistical information set forth in this document. Updated statistical information on the mortgage pool (giving effect to the inclusion of such Mortgage Loans) will be available to purchasers of the Certificates on, and will be filed with the Securities and Exchange Commission within fifteen days of, the Closing Date. Also, approximately $103,000,000 of the Pre-Funded Adjustable Rate Mortgage Loans are not included in the statistical information set forth in this document.

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
 SERIES 2001-2

                                    GROUP II CERTIFICATES
                                    ---------------------




                             CLASS           CLASS            CLASS           CLASS            CLASS
                             IIA-1           IIA-2            IIM-1           IIM-2            IIB
  -----------------------------------------------------------------------------------------------------------

  OFFER
  SIZE ($)                   150,280,000     304,980,000      27,037,500      17,252,500       15,450,000

  EXPECTED RATINGS
  S&P                        AAA             AAA              AA              A                BBB
  MOODY'S                    Aaa             Aaa              Aa2             A2               Baa2

  COUPON                     1M Libor +      1M Libor +       1M Libor +      1M Libor +       1M Libor +
                             [   ][1,2]      [   ][1,2]       [   ][1,3]      [   ][1,3]       [   ][1,3]

  WEIGHTED AVERAGE LIFE      2.55            2.55             4.86            4.82             4.68
  TO CALL (YRS)[4]

  WEIGHTED AVERAGE LIFE      2.78            2.78             5.31            5.17             4.76
  TO MATURITY (YRS)[4]

  PAYMENT WINDOW             1-86/86         1-86/86          39-86/48        38-86/49         37-86/50
  TO CALL (MOS.)[4]

  PAYMENT WINDOW             1-193/193       1-193/193        39-145/107      38-126/89        37-105/69
  TO MATURITY (MOS.)[4]

  EXPECTED MATURITY TO       7/08            7/08             7/08            7/08             7/08
  CALL[4]

  EXPECTED MATURITY TO       6/17            6/17             6/13            11/11            2/10
  MATURITY[4]

  LAST SCHEDULED             5/31            5/31             5/31            5/31             5/31
  DISTRIBUTION DATE[5]

(1) Subject to an available funds cap and a cap based on the weighted average of the net maximum lifetime rate on the Group II Loans.

(2) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin of the Class IIA-1and IIA-2 Certificates will increase to 2x their related margins.

(3) If the 10% cleanup call is not exercised on the first Distribution Date on which it is exercisable, the margin on the Class IIM-1, Class IIM-2 and Class IIB Certificates will increase to 1.5x their related margins.

(4)  The Group II Certificates will be priced at 27% CPR.

(5) Assumes 0% CPR, no losses, no excess interest will be applied to principal, and the cleanup call is not exercised.

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2
      ---------------------------------------------------------------------

                               CASH FLOW PRIORITY
                               ------------------



                              GROUP I CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2.   Servicing Fees and Trustee Fees.

3. Group I available interest funds, as follows: monthly interest, including any interest carryforward to the Class IA Certificates, on a pro-rata basis, then monthly interest, including any interest carryforward to the Class IM-1 Certificates, then to the Class IM-2 Certificates and then to the Class IB Certificates in a similar manner.

4. Group I available principal funds, as follows: monthly principal sequentially to the Class IA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group I interest to Group I Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.   Excess Group I interest to pay Group I subordinate principal shortfalls.

7. Excess Group I interest to pay certain amounts for the Group II Certificates as described in the Prospectus Supplement.

8.   Any remaining Group I amount is paid to the Residual Certificateholder.

                 (PRELIMINARY AND SUBJECT TO REVISION)





                              GROUP II CERTIFICATES

1.   Repayment of any unrecoverable, unreimbursed Servicer advances.

2.   Servicing Fees and Trustee Fees.

3. Group II available interest funds, as follows: monthly interest, including any interest carryforward to the Class IIA Certificates, then monthly interest, including any interest carryforward to the Class IIM-1 Certificates, then to the Class IIM-2 Certificates and then to the Class IIB Certificates in a similar manner.

4. Group II available principal funds, as follows: monthly principal to the Class IIA Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-1 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIM-2 Certificates as described under "PRINCIPAL PAYDOWN", then monthly principal to the Class IIB Certificates as described under "PRINCIPAL PAYDOWN."

5. Excess Group II interest to Group II Certificates in the order as described under "PRINCIPAL PAYDOWN" to build O/C to the required level.

6.   Excess Group II interest to pay Group II subordinate principal shortfalls.

7. Excess Group II interest to pay certain amounts for the Group I Certificates as described in the Prospectus Supplement.

8. Excess Group II interest to pay any Group II Certificate carryover resulting from the imposition of the available funds cap.

9.   Any remaining Group II amount is paid to the Residual Certificateholder.

                      (PRELIMINARY AND SUBJECT TO REVISION)

      CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
 SERIES 2001-2
      ---------------------------------------------------------------------

                                PRINCIPAL PAYDOWN
                                -----------------

CLASS IA-6 LOCKOUT DISTRIBUTION AMOUNT: FOR ANY DISTRIBUTION DATE PRIOR TO THE DISTRIBUTION DATE IN JUNE 2010, THE PRODUCT OF (I) THE APPLICABLE CLASS IA-6 LOCKOUT PERCENTAGE, (II) A FRACTION, THE NUMERATOR OF WHICH IS THE
OUTSTANDING PRINCIPAL BALANCE OF THE CLASS IA-6 CERTIFICATES AND THE DENOMINATOR OF WHICH IS THE AGGREGATE OUTSTANDING PRINCIPAL BALANCE OF ALL CLASS A GROUP I CERTIFICATES (IN EACH CASE IMMEDIATELY PRIOR TO SUCH DISTRIBUTION DATE) AND
(III) THE GROUP I CLASS A PRINCIPAL CASHFLOW FOR SUCH DISTRIBUTION DATE. FOR THE JUNE 2010 DISTRIBUTION DATE AND EACH DISTRIBUTION DATE THEREAFTER, THE CLASS IA-6 LOCKOUT AMOUNT DISTRIBUTION WILL EQUAL THE GROUP I CLASS A PRINCIPAL CASHFLOWS.

                                     CLASS IA-6 LOCKOUT PERCENTAGE
                                     -----------------------------

                                     June 2001 -- May 2004:     0%
                                     June 2004 -- May 2006:    45%
                                     June 2006 -- May 2007:    80%
                                     June 2007 -- May 2008:   100%
                                     June 2008 -- May 2010:   300%

                                   (PRELIMINARY AND SUBJECT TO REVISION)


                        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

                        Group I Certificates:
                        ---------------------

                        1) To the Class IA-6 Certificateholders -- the Class IA-6 Lockout Distribution Amount until the principal balance of the Class IA-6 Certificate is reduced to zero.

                        2) All scheduled and unscheduled Group I principal plus excess spread to the extent distributable as principal to build O/C to the required level ("the Group I Class A Principal Cashflow") remaining after step 1 above will be paid sequentially to the Class IA Certificates until the principal balance of each such Certificates is reduced to zero.

                        If the aggregate principal balance of the subordinated Certificates is reduced to zero, distribution of principal to the Class IA Certificates will be made on a pro rata basis, and not in accordance with the above priorities.

                        Group II Certificates:
                        ----------------------

                        1)  The Group IIA Principal Distribution Percentage of
                            (i) scheduled and unscheduled principal received from Group II mortgage loans and (ii) excess spread to the extent distributable as principal to build O/C to the required level will be paid to the Class IIA-1 Certificates.

                        2)  The Group IIB Principal Distribution Percentage of
                            (i) scheduled and unscheduled principal received from Group II mortgage loans and (ii) excess spread to the extent distributable as principal to build O/C to the required level will be paid to the Class IIA-2 Certificates.

                            Group IIA Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group IIA mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Group II mortgage loans and distributable on such Distribution Date.

                            Group IIB Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group IIB mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from Group II mortgage loans and distributable on such Distribution Date.

                                   (PRELIMINARY AND SUBJECT TO REVISION)


                        IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

                        With respect to each Group, all Certificates will be entitled to receive payments of principal, in the following order of priority: first sequentially to the Class A Certificates (in the same order of priority as in the case prior to the test being met), second to the Class M-1 Certificates, third to the Class M-2 Certificates, and fourth to the Class B Certificates.

                        If the Subordinate Class Principal Distribution Test is met, principal will be distributed up to amounts that will keep the subordination for each class at its required level.

                                   (PRELIMINARY AND SUBJECT TO REVISION)


                         REQUIRED SUBORDINATION LEVELS*
                         ------------------------------

                          Group I                          Group II
                          -------                          --------

                          Class A       18.20%             Class A      25.50%
                          Class M-1     12.20%             Class M-1    15.00%
                          Class M-2      6.20%             Class M-2     8.30%
                          Class B        2.20%             Class B       2.30%

                           *Includes overcollateralization

                                   (PRELIMINARY AND SUBJECT TO REVISION)


                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION
                        TEST IS MET IF:

                        i) The Distribution Date is on or after the July 2004 Distribution Date; and

                        ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

                        iii) A Trigger Event does not exist (a Trigger Event
                             exists if current Senior Enhancement Percentage is not greater than or equal to a multiple of the 60+ day delinquency percentage (including foreclosures and REOs) (2x for Group I; 2.5x for Group II)).

                                   (PRELIMINARY AND SUBJECT TO REVISION)


                        THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION DATE:

                        For each loan group, the later of (i) the July 2004 Distribution Date and (ii) the first Distribution Date on which the applicable Senior Enhancement
                        Percentage (i.e., the sum of the outstanding principal balance of the subordinate Certificates + the O/C amount for the applicable loan group divided by the aggregate stated principal balance of the Mortgage Loans for such loan group) is greater than or equal to the applicable Senior Specified
                        Enhancement Percentage (including O/C), which is equal to, with respect to each group, two times such group's initial AAA subordination percentage.

                        Group I Senior                     Group II Senior
                        Specified Enhancement              Specified Enhancement
                        Percentage:                        Percentage:
                        -------------------                -------------------
                        18.20%                             25.50%
                        Or                                 Or
                        (8.00% + 1.10%)*2                  (11.60% + 1.15%)*2

                                   (PRELIMINARY AND SUBJECT TO REVISION)


Prospectus:             The Certificates will be offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Mortgage Loans:         The following tables describe the mortgage loans in the
                        Statistical Mortgage Pool and the related mortgaged properties as of the close of business on the Cut-off
                        Date. The sum of the columns below may not equal the total indicated due to rounding.

Further Information:    Please  call  David  Howard  at (212)  834-5125,
                        Anthony Hermann at (212) 834-5512, Fred Hubert at (212)
                        834-5170, Paul Park at (212) 834-5033, Matt Whalen at
                        (212) 834-5157, Jee Hong at (212) 834-5295, Hantz Serrao
                        at (212) 834-5384, Trina Wittman at (212) 834-5378,
                        Seleena Baijnauth at (212) 834-5219, Alan Chan at (212)
                        834-5936, or Alice Chang at (212) 834-5018.

CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

 CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
 SERIES 2001-2 - FIXED
                            RATE MORTGAGE LOAN GROUP
                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance                       $95,305,788
Aggregate Original Principal                                  $95,436,235
Balance
Number of Mortgage Loans                                            1,118

                                                 MINIMUM          MAXIMUM               AVERAGE(1)
                                                 -------          -------               ----------
Original Principal Balance                       $12,000         $500,000                  $85,363
Outstanding Principal Balance                    $11,608         $500,000                  $85,247


                                                 MINIMUM          MAXIMUM      WEIGHTED AVERAGE(2)
                                                 -------          -------      -------------------
Original Term (mos)                                  120              360                      249
Stated Remaining Term (mos)                          118              360                      248
Expected Remaining Term (mos)                        118              360                      248
Loan Age (mos)                                         0               11                        1

Current Interest Rate                             7.125%          13.525%                   9.788%

Original Loan-to-Value                             7.69%           95.00%                   73.32%

Credit Score (3)                                     474              805                      608


                                                EARLIEST           LATEST
                                                --------           ------

Origination Dates                               05/2000            04/2001
Maturity Dates                                  03/2011            05/2031


Notes:

(1)  Sum of Principal Balance divided by total number of loans.

(2)  Weighted by Outstanding Principal Balance.

(3)  Minimum and Weighting only for loans with scores.

                            CURRENT MORTGAGE RATES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                           SERIES 2001-2 - FIXED RATE
                               MORTGAGE LOAN GROUP


                             NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE RATES            MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
--------------            --------------      -------------------     ----------
7.000% to 7.499%                   1                $ 134,412          0.1%
7.500% to 7.999%                  71                5,165,312          5.4
8.000% to 8.499%                  71                7,420,017          7.8
8.500% to 8.999%                 123               12,163,962         12.8
9.000% to 9.499%                 139               11,774,197         12.4
9.500% to 9.999%                 229               19,551,931         20.5
10.000% to 10.499%               128               11,318,771         11.9
10.500% to 10.999%               169               13,984,150         14.7
11.000% to 11.499%                80                6,360,622          6.7
11.500% to 11.999%                65                4,759,807          5.0
12.000% to 12.499%                27                1,609,613          1.7
12.500% to 12.999%                10                  866,873          0.9
13.000% to 13.499%                 3                  105,214          0.1
13.500% to 13.999%                 2                   90,906          0.1
                               -----             ------------   ------------
TOTAL:                         1,118              $95,305,788        100.0%
                               =====             ============   ============



Mortgage Rates Range is from: 7.125% to 13.525%
Weighted Average is: 9.788%


                       REMAINING MONTHS TO STATED MATURITY
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP


                                 NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
REMAINING TERM (MONTHS)       MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-----------------------       --------------      -------------------     ----------
109 to 120                         17             $    809,539             0.8
133 to 144                          2                   88,341             0.1
169 to 180                        641               55,771,027            58.5
229 to 240                         40                2,284,552             2.4
289 to 300                          4                  187,110             0.2
349 to 360                        414               36,165,220            37.9
                                ------            ------------           -----
TOTAL:                          1,118             $ 95,305,788           100.0%
                                ======            ============           =====

Remaining Term Range is from (Months): 118 to 360
Weighted Average is (Months): 248




                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES
            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                           SERIES 2001-2 - FIXED RATE
                              MORTGAGE LOAN GROUP


RANGE OF ORIGINAL MORTGAGE       NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-----------------------       --------------      -------------------     ----------
$100,000 or Less                      830             $ 45,427,275         47.7%
$100,001 to $150,000                  149               18,157,482         19.1
$150,001 to $200,000                   64               10,834,569         11.4
$200,001 to $250,000                   39                8,569,634          9.0
$250,001 to $300,000                   12                3,315,081          3.5
$300,001 to $350,000                   12                3,941,460          4.1
$350,001 to $400,000                    5                1,859,223          2.0
$400,001 to $450,000                    3                1,244,989          1.3
$450,001 to $500,000                    4                1,956,076          2.1
                                   -------            ------------        ------
TOTAL:                              1,118             $95,305,788         100.0%
                                   =======            ============        ======



Original Mortgage Loan Principal Balance Range is from: $12,000 to $500,000 Average is: $85,363


                              PRODUCT TYPE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                              SERIES 2001-2 - FIXED
                            RATE MORTGAGE LOAN GROUP

                       NUMBER OF           AGGREGATE PRINCIPAL      PERCENT OF
PRODUCT TYPE         MORTGAGE LOANS        BALANCE OUTSTANDING      LOAN GROUP
------------         --------------        -------------------      ----------
10 Year Fixed              17                  $ 809,539             0.8%
12 Year Fixed               2                     88,341             0.1
15 Year Fixed             218                 13,441,296            14.1
20 Year Fixed              40                  2,284,552             2.4
25 Year Fixed               4                    187,110             0.2
30 Year Fixed             414                 36,165,220            37.9
Balloon Loan              423                 42,329,731            44.4
                        -----                -----------          ------
TOTAL:                  1,118                $95,305,788           100.0%
                        =====               ============          ======


                              STATE DISTRIBUTIONS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                             SERIES 2001-2 - FIXED
                            RATE MORTGAGE LOAN GROUP

                              NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
STATES                      MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
------                      --------------    -------------------     ----------
Arizona                              24              $ 2,288,035          2.4%
Arkansas                              5                  248,973          0.3
California                           47                7,926,494          8.3
Colorado                             19                2,653,477          2.8
Connecticut                           4                  441,295          0.5
Delaware                              3                  147,492          0.2
District of Columbia                  2                  131,595          0.1
Florida                             265               20,873,545         21.9
Georgia                              56                4,124,742          4.3
Idaho                                 1                  172,898          0.2
Illinois                             21                2,063,550          2.2
Indiana                              87                5,207,637          5.5
Iowa                                  1                   39,905          0.0
Kansas                                2                   36,938          0.0
Kentucky                             24                1,374,071          1.4
Louisiana                            34                2,431,863          2.6
Maryland                              6                  572,894          0.6
Massachusetts                         9                1,013,354          1.1
Michigan                             60                3,506,607          3.7
Minnesota                             9                  756,867          0.8
Mississippi                          12                  739,450          0.8
Missouri                             41                2,003,565          2.1
Montana                               1                   60,000          0.1
Nevada                                1                  135,929          0.1
New Jersey                           19                1,976,899          2.1
New Mexico                            3                  518,031          0.5
New York                             96               14,735,572         15.5
North Carolina                       16                1,216,619          1.3
North Dakota                          1                   63,699          0.1
Ohio                                 52                3,510,283          3.7
Oklahoma                             12                  731,711          0.8
Oregon                                5                  570,491          0.6
Pennsylvania                         15                  971,496          1.0
Rhode Island                          3                  166,999          0.2
South Carolina                       12                  688,982          0.7
Tennessee                            93                5,959,338          6.3
Texas                                18                1,553,932          1.6
Utah                                  2                  215,291          0.2
Vermont                               1                   62,983          0.1
Virginia                             13                  962,032          1.0
Washington                           12                1,558,893          1.6
Wisconsin                             9                  563,133          0.6
Wyoming                               2                  328,230          0.3
                                  -----             ------------        -----
TOTAL:                            1,118             $ 95,305,788        100.0%
                                  =====             ============        =====



                              LOAN-TO-VALUE RATIOS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                           SERIES 2001-2 - FIXED RATE
                              MORTGAGE LOAN GROUP


                                        NUMBER OF              AGGREGATE PRINCIPAL     PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS         MORTGAGE LOANS           BALANCE OUTSTANDING     LOAN GROUP

50.00% or Less                             131                   $ 6,315,306             6.6%
50.01% to 55.00%                            39                     3,142,205             3.3
55.01% to 60.00%                            72                     6,280,246             6.6
60.01% to 65.00%                            73                     5,533,185             5.8
65.01% to 70.00%                           150                    13,933,417            14.6
70.01% to 75.00%                           157                    14,123,657            14.8
75.01% to 80.00%                           228                    21,148,767            22.2
80.01% to 85.00%                           137                    11,684,600            12.3
85.01% to 90.00%                           114                    11,088,590            11.6
90.01% to 95.00%                            17                     2,055,815             2.2
                                        ------                  ------------           -----
TOTAL:                                   1,118                   $95,305,788           100.0%
                                        ======                  ============           =====




Loan-to-Value Ratios Range is from: 7.69% to 95.00%
Weighted Average is: 73.32%




                                  LOAN PURPOSE

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP

                              NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
LOAN PURPOSE                MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
------------                --------------           -------------------        ----------
Purchase                             183                  $15,859,341            16.6%
Refinance - Rate/Term                 73                    6,406,142             6.7
Refinance - Cashout                  862                   73,040,305             76.6
                                   -----                   -----------            ----
TOTAL:                             1,118                  $95,305,788            100.0%
                                   =====                  ============           =====



                          TYPE OF MORTGAGED PROPERTIES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP


                                          NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PROPERTY TYPE                           MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
-------------                           --------------           -------------------        ----------
Single Family Detached                          888                  $ 72,963,493            76.6%
Two- to Four-family Dwelling Unit                77                     8,226,417             8.6
Planned Unit Development                         43                     4,369,285             4.6
Condominium                                      44                     3,867,865             4.1
Manufactured Housing                             49                     2,797,465             2.9
Small Mixed Use                                  17                     3,081,264             3.2
                                              -----                  ------------           -----
TOTAL:                                        1,118                   $95,305,788           100.0%
                                              =====                   ============          =====




                              DOCUMENTATION SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,

                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP


                                  NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
DOCUMENTATION                   MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
-------------                   --------------           -------------------        ----------
Full Documentation                     849                  $ 66,311,490            69.6%
24 Month Bank Statement                 98                    11,935,425            12.5
Reduced Documentation                   14                     1,665,810             1.7
Stated Income                          157                    15,393,064            16.2
                                     -----                  ------------           -----
TOTAL:                               1,118                  $ 95,305,788           100.0%
                                     =====                  ============           =====



                                OCCUPANCY TYPES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP



                           NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
OCCUPANCY                MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
---------                --------------     -------------------     ----------
Owner-occupied                994            $ 86,569,230            90.8%
Second Home                     9                 965,539             1.0
Investment                    115               7,771,019             8.2
                            -----              ----------           -----
TOTAL:                      1,118            $ 95,305,788           100.0%
                            =====              ==========           =====



                            MORTGAGE LOAN AGE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP




                                  NUMBER OF        AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE LOAN AGE (MONTHS)      MORTGAGE LOANS     BALANCE OUTSTANDING        LOAN GROUP
--------------------------      --------------     -------------------        ----------
0                                    276            $ 22,587,706               23.7%
1                                    449              40,776,828               42.8
2                                    339              28,695,152               30.1
3                                     14                 703,984                0.7
4                                     10                 826,670                0.9
5                                     17               1,037,210                1.1
6                                     10                 513,720                0.5
7                                      1                  66,554                0.1
8                                      1                  41,982                0.0
11                                     1                  55,982                0.1
                                   -----             -----------              -----
TOTAL:                             1,118            $ 95,305,788              100.0%
                                   =====            ============              ======



                              CREDIT GRADE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP


                      NUMBER OF         AGGREGATE PRINCIPAL        PERCENT OF
CREDIT GRADE        MORTGAGE LOANS      BALANCE OUTSTANDING        LOAN GROUP
------------        --------------      -------------------        ----------
AO                         504             $ 44,629,261            46.8%
A-                         351               32,826,115            34.4
B                          169               12,534,468            13.2
B-                          28                1,753,397             1.8
C                           64                3,478,324             3.6
C-                           2                   84,223             0.1
                         -----             ------------           -----
TOTAL:                   1,118             $ 95,305,788           100.0%
                         =====             ============           =====


Weighted Average Age (Months) is: 1




                              CREDIT GRADE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP


                        NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE          MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
------------          --------------      -------------------     ----------
AO                          504             $ 44,629,261            46.8%
A-                          351               32,826,115            34.4
B                           169               12,534,468            13.2
B-                           28                1,753,397             1.8
C                            64                3,478,324             3.6
C-                            2                   84,223             0.1
                          -----              -----------           -----
TOTAL:                    1,118             $95,305,788            100.0%
                          =====             ===========            =====





                               YEAR OF ORIGINATION

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP



YEAR OF ORIGINATION         MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
-------------------         --------------  -------------------  ----------
2000                                 40          $ 2,542,119        2.7%
2001                              1,078           92,763,669       97.3
                                  -----          -----------       ----
TOTAL:                            1,118         $ 95,305,788      100.0%
                                  =====         ============      =====






                               YEAR OF ORIGINATION

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP



                           NUMBER OF           AGGREGATE PRINCIPAL    PERCENT OF
YEAR OF ORIGINATION      MORTGAGE LOANS        BALANCE OUTSTANDING    LOAN GROUP
-------------------      --------------        -------------------    ----------
2000                            40                $ 2,542,119          2.7%
2001                         1,078                 92,763,669         97.3
                             -----                -----------       ------
TOTAL:                       1,118               $ 95,305,788        100.0%
                             =====               ============        ======






                          PREPAYMENT PENALTIES SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP


                            NUMBER OF           AGGREGATE PRINCIPAL      PERCENT OF
PREPAYMENT PENALTIES      MORTGAGE LOANS        BALANCE OUTSTANDING      LOAN GROUP
--------------------      --------------        -------------------      ----------
None                              154               $ 12,194,664          12.8%
12 Months                          90                 14,048,911          14.7
24 Months                          11                  1,473,970           1.5
36 Months                         257                 17,757,875          18.6
60 Months                         606                 49,830,368          52.3
                                -----                -----------          ----
TOTAL:                          1,118               $ 95,305,788         100.0%
                                =====               ============         =====

Weighted Average Prepayment Penalty Term (Months) is:   46

With respect to those Fixed Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Fixed Rate Mortgage Loans in the Statistical Mortgage Pool purchased by the Seller under its Small Lender Program) which have prepayment penalties, 88.3% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.





                              CREDIT SCORE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP

                    NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
CREDIT SCORES     MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
-------------     --------------      -------------------     ----------
Not Scored             7                 $ 371,767             0.4%
474 to 500             7                   592,806             0.6
501 to 550           203                16,576,505            17.4
551 to 600           341                29,992,902            31.5
601 to 650           311                27,012,849            28.3
651 to 700           160                13,730,701            14.4
701 to 750            58                 4,503,708             4.7
751 to 800            30                 2,440,591             2.6
801 to 805             1                    83,959             0.1
                   -----                ----------            ----
TOTAL:             1,118               $95,305,788           100.0%
                   =====                ==========           ======



Credit Score Range is from: 474 to 805
Weighted Average (scored loans only) is: 608





CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance                    $343,279,067
Aggregate Original Principal Balance                       $343,491,338
Number of Mortgage Loans                                          2,440

                                                            MINIMUM              MAXIMUM                AVERAGE (1)
                                                            -------              -------                -----------
Original Principal Balance                                    $12,600           $1,000,000                 $140,775
Outstanding Principal Balance                                 $12,600             $999,471                 $140,688



                                                            MINIMUM              MAXIMUM       WEIGHTED AVERAGE (2)
                                                            -------              -------       --------------------
Original Term (mos)                                               360                  360                      360
Stated Remaining Term (mos)                                       346                  360                      359
Expected Remaining Term (mos)                                     227                  360                      359
Loan Age (mos)                                                      0                   14                        1

Current Interest Rate                                          6.500%              13.375%                   9.495%
Initial Interest Rate Cap                                      1.000%               3.000%                   2.984%
Periodic Rate Cap                                              1.000%               1.500%                   1.493%
Gross Margin                                                   3.500%               9.000%                   5.742%
Maximum Mortgage Rate                                         13.500%              20.375%                  16.493%
Minimum Mortgage Rate                                          6.500%              13.375%                   9.495%

Months to Roll                                                      5                   60                       29

Original Loan-to-Value                                          11.33%               95.00%                   76.47%

Credit Score (3)                                                  468                  799                      608


                                                              EARLIEST               LATEST
                                                              --------               ------
Origination Dates                                             02/2000                04/2001
Maturity Dates                                                03/2030                05/2031



Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.

                             CURRENT MORTGAGE RATES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                          NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE RATES          MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
--------------          --------------      -------------------     ----------
6.500% to 6.999%             25              $ 4,013,683             1.2%
7.000% to 7.499%             38                7,542,294             2.2
7.500% to 7.999%             97               20,165,235             5.9
8.000% to 8.499%            176               31,378,261             9.1
8.500% to 8.999%            345               55,159,871            16.1
9.000% to 9.499%            313               48,403,706            14.1
9.500% to 9.999%            461               60,596,845            17.7
10.000% to 10.499%          348               42,616,658            12.4
10.500% to 10.999%          355               44,462,063            13.0
11.000% to 11.499%          168               17,337,744             5.1
11.500% to 11.999%           85                8,399,498             2.4
12.000% to 12.499%           20                1,937,061             0.6
12.500% to 12.999%            8                1,097,034             0.3
13.000% to 13.499%            1                  169,113             0.0
                            -----            -----------            ----
TOTAL:                      2,440           $343,279,067           100.0%
                            =====            ===========           =====




Mortgage Rates Range is from: 6.500% to 13.375%
Weighted Average is: 9.495%







                       REMAINING MONTHS TO STATED MATURITY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                             NUMBER OF        AGGREGATE PRINCIPAL    PERCENT OF
REMAINING TERM (MONTHS)     MORTGAGE LOANS     BALANCE OUTSTANDING    LOAN GROUP
-----------------------     --------------     -------------------    ----------
337 to 348                          1               $   79,357           0.0%
349 to 360                      2,439              343,199,710         100.0
TOTAL:                          2,440             $343,279,067         100.0%



Remaining Term Range is from (Months): 346 to 360
Weighted Average is (Months): 359




                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

RANGE OF ORIGINAL MORTGAGE          NUMBER OF         AGGREGATE PRINCIPAL        PERCENT OF
LOAN PRINCIPAL BALANCES           MORTGAGE LOANS      BALANCE OUTSTANDING        LOAN GROUP
-----------------------           --------------      -------------------        ----------
$100,000 or Less                      1,082             $ 72,265,636            21.1%
$100,001 to $150,000                    552               68,070,436            19.8
$150,001 to $200,000                    345               59,766,813            17.4
$200,001 to $250,000                    175               39,272,125            11.4
$250,001 to $300,000                    107               29,323,534             8.5
$300,001 to $350,000                     62               20,247,992             5.9
$350,001 to $400,000                     42               15,811,962             4.6
$400,001 to $450,000                     24               10,266,938             3.0
$450,001 to $500,000                     39               18,890,173             5.5
$500,001 to $550,000                      1                  543,350             0.2
$550,001 to $600,000                      1                  574,717             0.2
$600,001 to $650,000                      1                  629,394             0.2
$700,001 to $750,000                      2                1,438,529             0.4
$750,001 to $800,000                      2                1,551,097             0.5
$800,001 to $850,000                      2                1,683,767             0.5
$900,001 to $950,000                      1                  948,635             0.3
$950,001 to $1,000,000                    2                1,993,971             0.6
                                      -----           --------------           -----
TOTAL:                                2,440           $  343,279,067           100.0%
                                      =====           ==============           =====


Original Mortgage Loan Principal Balance Range is from: $12,600 to $1,000,000 Average is: $140,775






                              PRODUCT TYPE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                             NUMBER OF        AGGREGATE PRINCIPAL    PERCENT OF
PRODUCT TYPE              MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
------------              --------------     -------------------     ----------
Six Month LIBOR Loan              3               $ 607,847             0.2%
1/29 Loan                        26               4,446,174             1.3
2/28 Loan                     1,405             201,865,612            58.8
3/27 Loan                       870             120,063,855            35.0
5/25 Loan                       136              16,295,580             4.7
                          ---------            ------------           -----
TOTAL:                        2,440           $ 343,279,067           100.0%
                          =========             ===========           =====




                               STATE DISTRIBUTIONS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP



                         NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
STATES                 MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
------                 --------------     -------------------     ----------
Arizona                       85            $ 10,733,497             3.1%
Arkansas                       4                 368,723             0.1
California                   364              82,210,586            23.9
Colorado                     163              27,753,023             8.1
Connecticut                   21               4,546,966             1.3
Delaware                       3                 676,189             0.2
District of Columbia           4               1,117,258             0.3
Florida                      228              25,221,680             7.3
Georgia                       60               7,825,896             2.3
Idaho                          5                 401,690             0.1
Illinois                     130              15,378,317             4.5
Indiana                       81               7,395,739             2.2
Iowa                           2                 111,096             0.0
Kansas                         3                 246,567             0.1
Kentucky                      19               1,731,213             0.5
Louisiana                     28               2,437,745             0.7
Maine                          3                 187,196             0.1
Maryland                      17               4,020,403             1.2
Massachusetts                 41               7,071,870             2.1
Michigan                     229              24,272,725             7.1
Minnesota                     60               7,522,432             2.2
Mississippi                    6                 475,565             0.1
Missouri                     147              11,407,012             3.3
Montana                        2                 304,754             0.1
Nevada                        18               3,232,835             0.9
New Hampshire                 13               1,697,973             0.5
New Jersey                    72              11,975,219             3.5
New Mexico                    20               2,828,663             0.8
New York                      83              17,365,584             5.1
North Carolina                37               4,783,807             1.4
North Dakota                   1                  92,364             0.0
Ohio                          89               8,157,402             2.4
Oklahoma                      20               1,397,285             0.4
Oregon                         8               1,048,886             0.3
Pennsylvania                   9                 808,288             0.2
Rhode Island                   3                 434,561             0.1
South Carolina                38               3,837,713             1.1
Tennessee                     49               4,320,047             1.3
Texas                         69               7,768,789             2.3
Utah                          22               3,025,725             0.9
Vermont                        8               1,051,918             0.3
Virginia                      18               3,052,563             0.9
Washington                    90              16,846,186             4.9
West Virginia                  3                 498,519             0.1
Wisconsin                     64               5,508,672             1.6
Wyoming                        1                 127,927             0.0
                           -----             -----------           -----
TOTAL:                     2,440           $ 343,279,067           100.0%
                           =====             ===========           =====




                              LOAN-TO-VALUE RATIOS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                    NUMBER OF          AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS      MORTGAGE LOANS       BALANCE OUTSTANDING        LOAN GROUP
-----------------------------      --------------       -------------------        ----------
50.00% or Less                            98              $ 12,348,287             3.6%
50.01% to 55.00%                          43                 5,808,660             1.7
55.01% to 60.00%                          87                15,550,632             4.5
60.01% to 65.00%                         114                17,539,324             5.1
65.01% to 70.00%                         207                29,074,603             8.5
70.01% to 75.00%                         339                43,975,303            12.8
75.01% to 80.00%                         822               122,241,684            35.6
80.01% to 85.00%                         404                55,414,289            16.1
85.01% to 90.00%                         318                40,326,679            11.7
90.01% to 95.00%                           8                   999,605             0.3
                                       -----             -------------           -----
TOTAL:                                 2,440             $ 343,279,067           100.0%
                                       =====             =============           =====




Loan-to-Value Ratios Range is from: 11.33% to 95.00%
Weighted Average is: 76.47%




                                  LOAN PURPOSE

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                             NUMBER OF        AGGREGATE PRINCIPAL     PERCENT OF
LOAN PURPOSE               MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
------------               --------------     -------------------     ----------
Purchase                          841           $ 117,872,927            34.3%
Refinance - Rate/Term             150              16,364,798             4.8
Refinance - Cashout             1,449             209,041,342            60.9
                                -----             -----------           -----
TOTAL:                          2,440           $ 343,279,067           100.0%
                                =====           =============           =====





                          TYPE OF MORTGAGED PROPERTIES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                                            NUMBER OF        AGGREGATE PRINCIPAL    PERCENT OF
PROPERTY TYPE                            MORTGAGE LOANS      BALANCE OUTSTANDING    LOAN GROUP
-------------                            --------------      -------------------    ----------
Single Family Detached                       1,904           $ 262,045,690           76.3%
Two- to Four-family Dwelling Unit              168              23,284,267            6.8
Planned Unit Development                       211              39,007,303           11.4
Condominium                                    108              14,736,920            4.3
Manufactured Housing                            49               4,204,887            1.2
                                             -----           -------------          -----
TOTAL:                                       2,440           $ 343,279,067          100.0%
                                             =====             ===========          =====



                              DOCUMENTATION SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                 NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
DOCUMENTATION                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
-------------                 --------------           -------------------        ----------
Full Documentation                 1,641                 $ 207,454,464            60.4%
24 Month Bank Statement              205                    40,991,768            11.9
Reduced Documentation                 53                    11,061,694             3.2
Stated Income                        541                    83,771,141            24.4
                                   -----                   -----------           ------
TOTAL:                             2,440                 $ 343,279,067           100.0%
                                   =====                   ===========           ------



                                 OCCUPANCY TYPES

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                         NUMBER OF        AGGREGATE PRINCIPAL        PERCENT OF
OCCUPANCY               MORTGAGE LOANS     BALANCE OUTSTANDING        LOAN GROUP
---------               --------------     -------------------        ----------
Owner-occupied                2,216           $ 321,399,804            93.6%
Second Home                      22               2,457,963             0.7
Investment                      202              19,421,300             5.7
                              -----           -------------            -----
TOTAL:                        2,440           $ 343,279,067           100.0%
                              =====           =============            =====




                            MORTGAGE LOAN AGE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                    NUMBER OF        AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE LOAN AGE (MONTHS)       MORTGAGE LOANS     BALANCE OUTSTANDING        LOAN GROUP
--------------------------       --------------     -------------------        ----------
0                                        583               $ 82,746,142            24.1%
1                                      1,067                153,317,916            44.7
2                                        759                103,622,524            30.2
3                                          1                    103,889             0.0
4                                          3                    580,711             0.2
5                                         21                  2,507,777             0.7
6                                          3                    173,403             0.1
7                                          2                    147,347             0.0
14                                         1                     79,357             0.0
                                       -----                -----------           -----
TOTAL:                                 2,440              $ 343,279,067           100.0%
                                       =====                ===========           =====


Weighted Average Age (Months) is: 1




                              CREDIT GRADE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                      NUMBER OF          AGGREGATE PRINCIPAL        PERCENT OF
CREDIT GRADE        MORTGAGE LOANS       BALANCE OUTSTANDING        LOAN GROUP
------------        --------------       -------------------        ----------
AO                         981             $ 158,462,719            46.2%
A-                         795               109,511,296            31.9
B                          389                48,169,017            14.0
B-                         100                10,413,894             3.0
C                          167                15,834,670             4.6
C-                           8                   887,471             0.3
                         -----              ------------            -----
TOTAL:                   2,440             $ 343,279,067            100.0%
                         =====              ============            =====






                               YEAR OF ORIGINATION

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                            NUMBER OF          AGGREGATE PRINCIPAL    PERCENT OF
YEAR OF ORIGINATION       MORTGAGE LOANS       BALANCE OUTSTANDING    LOAN GROUP
-------------------       --------------       -------------------    ----------
2000                           30              $  3,488,596             1.0%
2001                        2,410               339,790,471             99.0
----                        -----               -----------             ----
TOTAL:                      2,440             $ 343,279,067            100.0%
                            =====              =============            =====




                             MAXIMUM MORTGAGE RATES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                                        NUMBER OF         AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES      MORTGAGE LOANS      BALANCE OUTSTANDING        LOAN GROUP
-------------------------------      --------------      -------------------        ----------

13.500% to 13.999%                           25              $ 4,013,683             1.2%
14.000% to 14.499%                           38                7,542,294             2.2
14.500% to 14.999%                           99               20,673,081             6.0
15.000% to 15.499%                          177               31,457,619             9.2
15.500% to 15.999%                          344               54,752,025            15.9
16.000% to 16.499%                          312               48,324,349            14.1
16.500% to 16.999%                          460               60,496,845            17.6
17.000% to 17.499%                          348               42,616,658            12.4
17.500% to 17.999%                          355               44,462,063            13.0
18.000% to 18.499%                          168               17,337,744             5.1
18.500% to 18.999%                           85                8,399,498             2.4
19.000% to 19.499%                           20                1,937,061             0.6
19.500% to 19.999%                            8                1,097,034             0.3
20.000% to 20.499%                            1                  169,113             0.0
                                          -----              -----------           -----
TOTAL:                                    2,440            $ 343,279,067           100.0%
                                          =====             ============           =====




Maximum Mortgage Rate Range is from: 13.500% to 20.375%
Weighted Average is: 16.493%



                          PREPAYMENT PENALTIES SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP

                              NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
PREPAYMENT PENALTIES         MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
--------------------         --------------           -------------------        ----------
None                               818                 $ 117,479,514            34.2%
12 Months                            1                       111,954             0.0
24 Months                          435                    73,144,752            21.3
36 Months                          916                   124,777,959            36.3
60 Months                          270                    27,764,888             8.1
                                 -----                  ------------            ----
TOTAL:                           2,440                 $ 343,279,067           100.0%
                                 =====                  ============           =====



Weighted Average Prepayment Penalty Term (Months) is:   35

With respect to those Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool purchased by the Seller under its Small Lender Program) which have prepayment penalties, 82.1% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.




                              NEXT ADJUSTMENT DATE

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP



                           NUMBER OF          AGGREGATE PRINCIPAL     PERCENT OF
NEXT ADJUSTMENT DATE     MORTGAGE LOANS       BALANCE OUTSTANDING     LOAN GROUP
--------------------     --------------       -------------------     ----------
Oct 2001                         1                 $ 259,847          0.1%
Nov 2001                         2                   348,000          0.1
Dec 2001                         1                    44,930          0.0
Mar 2002                         8                 1,095,553          0.3
Apr 2002                        11                 2,119,317          0.6
May 2002                         6                 1,186,375          0.3
Oct 2002                         1                    81,473          0.0
Nov 2002                         1                    47,899          0.0
Dec 2002                        10                 1,178,175          0.3
Jan 2003                         3                   580,711          0.2
Mar 2003                       386                55,880,807         16.3
Apr 2003                       649                93,380,152         27.2
May 2003                       356                50,795,752         14.8
Oct 2003                         1                    65,875          0.0
Nov 2003                         2                   125,504          0.0
Dec 2003                         8                   825,516          0.2
Feb 2004                         1                   103,889          0.0
Mar 2004                       317                40,981,186         11.9
Apr 2004                       356                51,273,868         14.9
May 2004                       184                26,608,660          7.8
Dec 2005                         2                   459,156          0.1
Mar 2006                        49                 5,744,336          1.7
Apr 2006                        50                 6,284,733          1.8
May 2006                        35                 3,807,355          1.1
                             -----               -----------        -----
TOTAL:                       2,440             $ 343,279,067        100.0%
                             =====               ===========        =====





                              CREDIT SCORE SUMMARY

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
               SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP


                      NUMBER OF          AGGREGATE PRINCIPAL        PERCENT OF
CREDIT SCORES      MORTGAGE LOANS       BALANCE OUTSTANDING        LOAN GROUP
-------------      --------------       -------------------        ----------
Not Scored                   11                 $ 776,016             0.2%
468 to 500                   20                 1,788,146             0.5
501 to 550                  585                72,704,225            21.2
551 to 600                  703                93,952,395            27.4
601 to 650                  588                86,566,631            25.2
651 to 700                  358                56,079,724            16.3
701 to 750                  136                23,826,491             6.9
751 to 799                   39                 7,585,439             2.2
                          -----              ------------            ----
TOTAL:                    2,440             $ 343,279,067            100.0%
                          =====              ============            =====



Credit Score Range is from: 468 to 799
Weighted Average (scored loans only) is: 608




CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

            CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
             SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA
                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance                       $113,315,409
Aggregate Original Principal Balance                          $113,382,109
Number of Mortgage Loans                                               818

                                                            MINIMUM              MAXIMUM                AVERAGE (1)
                                                            -------              -------                -----------

Original Principal Balance                                   $28,700             $374,000                   $138,609
Outstanding Principal Balance                                $28,681             $373,801                   $138,527


                                                            MINIMUM              MAXIMUM       WEIGHTED AVERAGE (2)
                                                            -------              -------       --------------------

Original Term (mos)                                           360                  360                        360
Stated Remaining Term (mos)                                   355                  360                        359
Expected Remaining Term (mos)                                 336                  360                        359
Loan Age (mos)                                                  0                    5                          1

Current Interest Rate                                      6.500%              13.375%                     9.514%
Initial Interest Rate Cap                                  1.000%               3.000%                     2.977%
Periodic Rate Cap                                          1.000%               1.500%                     1.491%
Gross Margin                                               3.500%               9.000%                     5.718%
Maximum Mortgage Rate                                     13.500%              20.375%                    16.509%
Minimum Mortgage Rate                                      6.500%              13.375%                     9.514%

Months to Roll                                                  5                   60                         29

Original Loan-to-Value                                     11.33%               95.00%                     76.68%

Credit Score (3)                                              474                  794                        606


                                                           EARLIEST               LATEST
                                                           --------               ------
Origination Dates                                          11/2000                04/2001
Maturity Dates                                             12/2030                05/2031




Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.





                             CURRENT MORTGAGE RATES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                            NUMBER OF         AGGREGATE PRINCIPAL     PERCENT OF
MORTGAGE RATES           MORTGAGE LOANS      BALANCE OUTSTANDING      LOAN GROUP
--------------           --------------      -------------------      ----------
6.500% to 6.999%                 9              $ 1,200,226           1.1%
7.000% to 7.499%                 9                1,216,062           1.1
7.500% to 7.999%                40                6,284,727           5.5
8.000% to 8.499%                75               10,960,597           9.7
8.500% to 8.999%               138               19,924,154          17.6
9.000% to 9.499%               117               16,243,121          14.3
9.500% to 9.999%               168               20,783,252          18.3
10.000% to 10.499%              90               12,624,940          11.1
10.500% to 10.999%              97               14,008,114          12.4
11.000% to 11.499%              48                6,694,357           5.9
11.500% to 11.999%              18                2,296,627           2.0
12.000% to 12.499%               6                  701,454           0.6
12.500% to 12.999%               2                  208,664           0.2
13.000% to 13.499%               1                  169,113           0.1
                               ----             -----------         -----
TOTAL:                         818            $ 113,315,409         100.0%
                               ====             ===========         ======




Mortgage Rates Range is from: 6.500% to 13.375%
Weighted Average is: 9.514%







                       REMAINING MONTHS TO STATED MATURITY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA


                              NUMBER OF        AGGREGATE PRINCIPAL    PERCENT OF
REMAINING TERM (MONTHS)    MORTGAGE LOANS     BALANCE OUTSTANDING     LOAN GROUP
-----------------------    --------------     -------------------     ----------
349 to 360                      818          $ 113,315,409            100.0%
                                ---            -----------            -----
TOTAL:                          818          $ 113,315,409            100.0%
                                ===            ===========            =====




Remaining Term Range is from (Months): 355 to 360
Weighted Average is (Months): 359





                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
             SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA


RANGE OF ORIGINAL MORTGAGE               NUMBER OF              AGGREGATE PRINCIPAL     PERCENT OF
LOAN PRINCIPAL BALANCES                MORTGAGE LOANS           BALANCE OUTSTANDING     LOAN GROUP
-----------------------                --------------           -------------------     ----------
$100,000 or Less                            280                  $ 21,571,000            19.0%
$100,001 to $150,000                        237                    29,168,447            25.7
$150,001 to $200,000                        142                    24,550,302            21.7
$200,001 to $250,000                        112                    25,384,303            22.4
$250,001 to $300,000                         44                    11,595,474            10.2
$300,001 to $350,000                          2                       672,082             0.6
$350,001 to $400,000                          1                       373,801             0.3
                                            ----                  -----------           -----
TOTAL:                                      818                 $ 113,315,409           100.0%
                                            ====                  ===========           =====



Original Mortgage Loan Principal Balance Range is from: $28,700 to $374,000 Average is: $138,609






                              PRODUCT TYPE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                             NUMBER OF       AGGREGATE PRINCIPAL     PERCENT OF
PRODUCT TYPE               MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
------------               --------------    -------------------     ----------
Six Month LIBOR Loan                3           $    607,847          0.5%
1/29 Loan                           9              1,402,408          1.2
2/28 Loan                         465             65,336,917         57.7
3/27 Loan                         299             41,169,937         36.3
5/25 Loan                          42              4,798,300          4.2
                                  ---             ----------        -----
TOTAL:                            818           $113,315,409        100.0%
                                  ===            ===========        =====





                               STATE DISTRIBUTIONS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
             SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA


                               NUMBER OF          AGGREGATE PRINCIPAL     PERCENT OF
STATES                        MORTGAGE LOANS      BALANCE OUTSTANDING     LOAN GROUP
------                        --------------       -------------------     ----------
Arizona                             31               $ 3,763,361             3.3%
Arkansas                             3                   297,802             0.3
California                         138                25,534,321            22.5
Colorado                            59                 9,277,649             8.2
Connecticut                          6                 1,107,172             1.0
Delaware                             2                   190,376             0.2
District of Columbia                 1                   170,000             0.2
Florida                             83                 8,659,107             7.6
Georgia                             21                 2,542,015             2.2
Idaho                                3                   304,806             0.3
Illinois                            40                 5,987,336             5.3
Indiana                             26                 2,507,657             2.2
Kansas                               2                   160,375             0.1
Kentucky                             7                   628,836             0.6
Louisiana                            4                   348,098             0.3
Maryland                             7                 1,148,022             1.0
Massachusetts                       20                 3,127,259             2.8
Michigan                            75                 9,211,348             8.1
Minnesota                           17                 1,892,823             1.7
Mississippi                          2                   208,465             0.2
Missouri                            29                 3,067,837             2.7
Nevada                              10                 1,401,881             1.2
New Hampshire                        6                   785,548             0.7
New Jersey                          30                 4,261,779             3.8
New Mexico                           8                 1,118,438             1.0
New York                            30                 5,351,041             4.7
North Carolina                      15                 1,831,090             1.6
Ohio                                25                 2,771,437             2.4
Oklahoma                             4                   301,712             0.3
Oregon                               4                   475,934             0.4
Pennsylvania                         3                   287,367             0.3
South Carolina                       9                   958,427             0.8
Tennessee                           12                 1,148,355             1.0
Texas                               27                 3,674,017             3.2
Utah                                 3                   371,687             0.3
Vermont                              1                   118,575             0.1
Virginia                             2                   322,336             0.3
Washington                          35                 5,792,457             5.1
Wisconsin                           17                 2,080,733             1.8
Wyoming                              1                   127,927             0.1
                                  ----                 ---------            ----
TOTAL:                             818              $113,315,409           100.0%
                                  ====               ===========           =====






                              LOAN-TO-VALUE RATIOS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
             SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA



                                      NUMBER OF              AGGREGATE PRINCIPAL        PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS      MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
-----------------------------      --------------           -------------------        ----------
50.00% or Less                             29                   $ 3,755,631             3.3%
50.01% to 55.00%                           17                     2,312,289             2.0
55.01% to 60.00%                           30                     3,866,868             3.4
60.01% to 65.00%                           45                     6,224,568             5.5
65.01% to 70.00%                           71                     9,664,859             8.5
70.01% to 75.00%                          100                    14,115,652            12.5
75.01% to 80.00%                          291                    40,290,083            35.6
80.01% to 85.00%                          131                    18,621,306            16.4
85.01% to 90.00%                          102                    14,155,560            12.5
90.01% to 95.00%                            2                       308,593             0.3
                                          ---                   -----------            ----
TOTAL:                                    818                 $ 113,315,409           100.0%
                                          ===                   ===========           =====




Loan-to-Value Ratios Range is from: 11.33% to 95.00%
Weighted Average is: 76.68%



                                  LOAN PURPOSE

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA


                            NUMBER OF        AGGREGATE PRINCIPAL      PERCENT OF
LOAN PURPOSE             MORTGAGE LOANS     BALANCE OUTSTANDING       LOAN GROUP
------------             --------------     -------------------       ----------
Purchase                        286            $ 40,008,502           35.3%
Refinance - Rate/Term            43               5,136,989            4.5
Refinance - Cashout             489              68,169,918           60.2
                               ----             -----------           ----
TOTAL:                          818           $ 113,315,409          100.0%
                               ====             ===========          =====






                          TYPE OF MORTGAGED PROPERTIES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
             SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                                       NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
PROPERTY TYPE                       MORTGAGE LOANS       BALANCE OUTSTANDING    LOAN GROUP
-------------                       --------------       -------------------    ----------
Single Family Detached                    622             $ 83,913,379           74.1%
Two- to Four-family Dwelling Unit          65               10,953,200            9.7
Planned Unit Development                   75               11,631,665           10.3
Condominium                                39                5,163,473            4.6
Manufactured Housing                       17                1,653,692            1.5
                                          ---             ------------          -----
TOTAL:                                    818            $ 113,315,409          100.0%
                                          ===              ===========          =====









                              DOCUMENTATION SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
             SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                                 NUMBER OF              AGGREGATE PRINCIPAL       PERCENT OF
DOCUMENTATION                 MORTGAGE LOANS           BALANCE OUTSTANDING        LOAN GROUP
-------------                 --------------           -------------------        ----------
Full Documentation                    532                  $ 70,385,196            62.1%
24 Month Bank Statement                58                     8,572,247             7.6
Reduced Documentation                  13                     1,953,020             1.7
Stated Income                         215                    32,404,946            28.6
                                     ----                   -----------           -----
TOTAL:                                818                  $113,315,409           100.0%
                                     ====                   ===========           =====






                                 OCCUPANCY TYPES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA


                         NUMBER OF           AGGREGATE PRINCIPAL     PERCENT OF
OCCUPANCY              MORTGAGE LOANS        BALANCE OUTSTANDING     LOAN GROUP
---------              --------------        -------------------     ----------
Owner-occupied                755              $ 106,295,731         93.8%
Second Home                     7                    619,739          0.5
Investment                     56                  6,399,939          5.6
                              ---               ------------        -----
TOTAL:                        818              $ 113,315,409        100.0%
                              ===               ============        =====







                            MORTGAGE LOAN AGE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
             SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                                     NUMBER OF           AGGREGATE PRINCIPAL        PERCENT OF
MORTGAGE LOAN AGE (MONTHS)          MORTGAGE LOANS        BALANCE OUTSTANDING        LOAN GROUP
--------------------------          --------------        -------------------        ----------
0                                        205                  $ 28,310,446            25.0%
1                                        347                    47,977,706            42.3
2                                        260                    36,262,314            32.0
3                                          1                       103,889             0.1
4                                          1                        80,869             0.1
5                                          4                       580,184             0.5
                                         ---                    ----------            ----
TOTAL:                                   818                 $ 113,315,409           100.0%
                                         ===                   ===========           =====





Weighted Average Age (Months) is: 1







                              CREDIT GRADE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                   NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE    MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
------------    --------------    -------------------     ----------

AO                    363             $ 52,148,936            46.0%
A-                    276               38,307,584            33.8
B                     113               13,891,356            12.3
B-                     25                3,091,767             2.7
C                      40                5,693,865             5.0
C-                      1                  181,901             0.2
                      ---             ------------           -----
TOTAL:                818             $113,315,409           100.0%
                      ===             ============           =====







                               YEAR OF ORIGINATION

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                           NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF
YEAR OF ORIGINATION     MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP
-------------------     --------------    -------------------    ----------

2000                            5             $    661,053            0.6%
2001                          813              112,654,355           99.4
                              ---             ------------          -----
TOTAL:                        818             $113,315,409          100.0%
                              ===             ============          =====







                             MAXIMUM MORTGAGE RATES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                                    NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
-------------------------------  --------------  -------------------  ----------

13.500% to 13.999%                       9           $  1,200,226          1.1%
14.000% to 14.499%                       9              1,216,062          1.1
14.500% to 14.999%                      42              6,792,573          6.0
15.000% to 15.499%                      75             10,960,597          9.7
15.500% to 15.999%                     137             19,516,307         17.2
16.000% to 16.499%                     117             16,243,121         14.3
16.500% to 16.999%                     167             20,683,252         18.3
17.000% to 17.499%                      90             12,624,940         11.1
17.500% to 17.999%                      97             14,008,114         12.4
18.000% to 18.499%                      48              6,694,357          5.9
18.500% to 18.999%                      18              2,296,627          2.0
19.000% to 19.499%                       6                701,454          0.6
19.500% to 19.999%                       2                208,664          0.2
20.000% to 20.499%                       1                169,113          0.1
                                       ---           ------------        -----
TOTAL:                                 818           $113,315,409        100.0%
                                       ===           ============        =====




Maximum Mortgage Rate Range is from: 13.500% to 20.375%
Weighted Average is: 16.509%



                          PREPAYMENT PENALTIES SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                         NUMBER OF      AGGREGATE PRINCIPAL   PERCENT OF
PREPAYMENT PENALTIES   MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
--------------------   --------------   -------------------   ----------

None                         280           $ 40,492,332          35.7%
24 Months                    158             22,397,889          19.8
36 Months                    313             42,981,632          37.9
60 Months                     67              7,443,556           6.6
                             ---           ------------         -----
TOTAL:                       818           $113,315,409         100.0%
                             ===           ============         =====

Weighted Average Prepayment Penalty Term (Months) is:   35

With respect to those Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool purchased by the Seller under its Small Lender Program) which have prepayment penalties, 83.0% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.



                              NEXT ADJUSTMENT DATE

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                          NUMBER OF         AGGREGATE PRINCIPAL    PERCENT OF
NEXT ADJUSTMENT DATE    MORTGAGE LOANS      BALANCE OUTSTANDING    LOAN GROUP
--------------------    --------------      -------------------    ----------

Oct 2001                       1               $    259,847            0.2%
Nov 2001                       2                    348,000            0.3
Mar 2002                       3                    392,170            0.3
Apr 2002                       3                    484,488            0.4
May 2002                       3                    525,750            0.5
Dec 2002                       3                    435,710            0.4
Jan 2003                       1                     80,869            0.1
Mar 2003                     138                 18,921,528           16.7
Apr 2003                     201                 28,719,823           25.3
May 2003                     122                 17,178,986           15.2
Dec 2003                       1                    144,474            0.1
Feb 2004                       1                    103,889            0.1
Mar 2004                     105                 15,271,799           13.5
Apr 2004                     123                 16,378,315           14.5
May 2004                      69                  9,271,460            8.2
Mar 2006                      14                  1,676,818            1.5
Apr 2006                      19                  2,135,233            1.9
May 2006                       9                    986,250            0.9
                             ---               ------------          -----
TOTAL:                       818               $113,315,409          100.0%
                             ===               ============          =====




                              CREDIT SCORE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA

                   NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
CREDIT SCORES   MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
-------------   --------------   -------------------   ----------

474 to 500              7           $    818,588            0.7%
501 to 550            183             25,329,022           22.4
551 to 600            233             32,362,446           28.6
601 to 650            195             26,489,847           23.4
651 to 700            131             18,059,315           15.9
701 to 750             52              8,338,736            7.4
751 to 794             17              1,917,455            1.7
                      ---           ------------          -----
TOTAL:                818           $113,315,409          100.0%
                      ===           ============          =====





Credit Score Range is from: 474 to 794
Weighted Average (scored loans only) is: 606







CHASE SECURITIES INC.
ASSET BACKED SECURITIES PORTFOLIO ANALYSIS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB
                                 SUMMARY REPORT

Aggregate Outstanding Principal Balance              $229,963,659
Aggregate Original Principal Balance                 $230,109,229
Number of Mortgage Loans                                    1,622

                                          MINIMUM         MAXIMUM      AVERAGE (1)
                                          -------         -------      -----------

Original Principal Balance                $12,600    $  1,000,000         $141,868
Outstanding Principal Balance             $12,600    $    999,471         $141,778

                                          MINIMUM         MAXIMUM     WEIGHTED AVERAGE (2)
                                          -------         -------     --------------------

Original Term (mos)                           360             360              360
Stated Remaining Term (mos)                   346             360              359
Expected Remaining Term (mos)                 227             360              359
Loan Age (mos)                                  0              14                1

Current Interest Rate                       6.500%         12.750%           9.486%
Initial Interest Rate Cap                   2.000%          3.000%           2.987%
Periodic Rate Cap                           1.000%          1.500%           1.493%
Gross Margin                                3.500%          8.750%           5.754%
Maximum Mortgage Rate                      13.500%         19.750%          16.486%
Minimum Mortgage Rate                       6.500%         12.750%           9.486%

Months to Roll                                  7              60               29

Original Loan-to-Value                      11.63%          95.00%           76.36%

Credit Score (3)                              468             799              609


                                                         EARLIEST           LATEST
                                                         --------           ------

Origination Dates                                        02/2000            04/2001
Maturity Dates                                           03/2030            05/2031



Notes:
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Minimum and Weighting only for loans with scores.







                             CURRENT MORTGAGE RATES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                         NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
MORTGAGE RATES        MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
--------------        --------------   -------------------   ----------

6.500% to 6.999%              16          $  2,813,457            1.2%
7.000% to 7.499%              29             6,326,232            2.8
7.500% to 7.999%              57            13,880,508            6.0
8.000% to 8.499%             101            20,417,664            8.9
8.500% to 8.999%             207            35,235,717           15.3
9.000% to 9.499%             196            32,160,585           14.0
9.500% to 9.999%             293            39,813,593           17.3
10.000% to 10.499%           258            29,991,718           13.0
10.500% to 10.999%           258            30,453,949           13.2
11.000% to 11.499%           120            10,643,387            4.6
11.500% to 11.999%            67             6,102,871            2.7
12.000% to 12.499%            14             1,235,607            0.5
12.500% to 12.999%             6               888,370            0.4
                           -----          ------------          -----
TOTAL:                     1,622          $229,963,659          100.0%
                           =====          ============          =====




Mortgage Rates Range is from: 6.500% to 12.750%
Weighted Average is: 9.486%







       REMAINING MONTHS TO STATED MATURITY

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
 SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                              NUMBER OF      AGGREGATE PRINCIPAL    PERCENT OF
REMAINING TERM (MONTHS)    MORTGAGE LOANS    BALANCE OUTSTANDING    LOAN GROUP
-----------------------    --------------    -------------------    ----------

337 to 348                          1           $     79,357             0.0%
349 to 360                       1621            229,884,301           100.0
                                -----           ------------           -----
TOTAL:                          1,622           $229,963,659           100.0%
                                =====           ============           =====




Remaining Term Range is from (Months): 346 to 360
Weighted Average is (Months): 359









                    ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

RANGE OF ORIGINAL MORTGAGE      NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
LOAN PRINCIPAL BALANCES      MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
--------------------------   --------------   -------------------   ----------

$100,000 or Less                    802          $ 50,694,636           22.0%
$100,001 to $150,000                315            38,901,988           16.9
$150,001 to $200,000                203            35,216,511           15.3
$200,001 to $250,000                 63            13,887,822            6.0
$250,001 to $300,000                 63            17,728,061            7.7
$300,001 to $350,000                 60            19,575,910            8.5
$350,001 to $400,000                 41            15,438,161            6.7
$400,001 to $450,000                 24            10,266,938            4.5
$450,001 to $500,000                 39            18,890,173            8.2
$500,001 to $550,000                  1               543,350            0.2
$550,001 to $600,000                  1               574,717            0.2
$600,001 to $650,000                  1               629,394            0.3
$700,001 to $750,000                  2             1,438,529            0.6
$750,001 to $800,000                  2             1,551,097            0.7
$800,001 to $850,000                  2             1,683,767            0.7
$900,001 to $950,000                  1               948,635            0.4
$950,001 to $1,000,000                2             1,993,971            0.9
                                  -----          ------------          -----
TOTAL:                            1,622          $229,963,659          100.0%
                                  =====          ============          =====



Original Mortgage Loan Principal Balance Range is from: $12,600 to $1,000,000 Average is: $141,868






                              PRODUCT TYPE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                      NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
PRODUCT TYPE       MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
------------       --------------   -------------------    ----------

1/29 Loan                  17          $  3,043,766            1.3%
2/28 Loan                 940           136,528,695           59.4
3/27 Loan                 571            78,893,918           34.3
5/25 Loan                  94            11,497,279            5.0
                        -----          ------------          -----
TOTAL:                  1,622          $229,963,659          100.0%
                        =====          ============          =====







                               STATE DISTRIBUTIONS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB


                               NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
STATES                      MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
------                      --------------   -------------------     ----------

Arizona                            54            $  6,970,136             3.0%
Arkansas                            1                  70,921             0.0
California                        226              56,676,265            24.6
Colorado                          104              18,475,374             8.0
Connecticut                        15               3,439,794             1.5
Delaware                            1                 485,813             0.2
District of Columbia                3                 947,258             0.4
Florida                           145              16,562,574             7.2
Georgia                            39               5,283,881             2.3
Idaho                               2                  96,884             0.0
Illinois                           90               9,390,981             4.1
Indiana                            55               4,888,081             2.1
Iowa                                2                 111,096             0.0
Kansas                              1                  86,193             0.0
Kentucky                           12               1,102,377             0.5
Louisiana                          24               2,089,647             0.9
Maine                               3                 187,196             0.1
Maryland                           10               2,872,380             1.2
Massachusetts                      21               3,944,611             1.7
Michigan                          154              15,061,377             6.5
Minnesota                          43               5,629,609             2.4
Mississippi                         4                 267,100             0.1
Missouri                          118               8,339,175             3.6
Montana                             2                 304,754             0.1
Nevada                              8               1,830,954             0.8
New Hampshire                       7                 912,425             0.4
New Jersey                         42               7,713,440             3.4
New Mexico                         12               1,710,225             0.7
New York                           53              12,014,543             5.2
North Carolina                     22               2,952,717             1.3
North Dakota                        1                  92,364             0.0
Ohio                               64               5,385,964             2.3
Oklahoma                           16               1,095,573             0.5
Oregon                              4                 572,952             0.2
Pennsylvania                        6                 520,921             0.2
Rhode Island                        3                 434,561             0.2
South Carolina                     29               2,879,286             1.3
Tennessee                          37               3,171,691             1.4
Texas                              42               4,094,773             1.8
Utah                               19               2,654,038             1.2
Vermont                             7                 933,343             0.4
Virginia                           16               2,730,226             1.2
Washington                         55              11,053,729             4.8
West Virginia                       3                 498,519             0.2
Wisconsin                          47               3,427,939             1.5
                                -----            ------------           -----
TOTAL:                          1,622            $229,963,659           100.0%
                                =====            ============           =====

              LOAN-TO-VALUE RATIOS

   CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
 SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                                  NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
RANGE OF LOAN-TO-VALUE RATIOS  MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
-----------------------------  --------------   -------------------   ----------

50.00% or Less                       69            $  8,592,656            3.7%
50.01% to 55.00%                     26               3,496,371            1.5
55.01% to 60.00%                     57              11,683,764            5.1
60.01% to 65.00%                     69              11,314,757            4.9
65.01% to 70.00%                    136              19,409,744            8.4
70.01% to 75.00%                    239              29,859,651           13.0
75.01% to 80.00%                    531              81,951,601           35.6
80.01% to 85.00%                    273              36,792,983           16.0
85.01% to 90.00%                    216              26,171,119           11.4
90.01% to 95.00%                      6                 691,012            0.3
                                  -----            ------------          -----
TOTAL:                            1,622            $229,963,659          100.0%
                                  =====            ============          =====




Loan-to-Value Ratios Range is from: 11.63% to 95.00%
Weighted Average is: 76.36%










                                  LOAN PURPOSE

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB


                               NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
LOAN PURPOSE                MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP

Purchase                         555            $ 77,864,425            33.9%
Refinance - Rate/Term            107              11,227,809             4.9
Refinance - Cashout              960             140,871,424            61.3
                               -----            ------------           -----
TOTAL:                         1,622            $229,963,659           100.0%
                               =====            ============           =====









                          TYPE OF MORTGAGED PROPERTIES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                                      NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
PROPERTY TYPE                      MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
-------------                      --------------  -------------------  ----------

Single Family Detached                  1,282         $178,132,311          77.5%
Two- to Four-family Dwelling Unit         103           12,331,067           5.4
Planned Unit Development                  136           27,375,638          11.9
Condominium                                69            9,573,447           4.2
Manufactured Housing                       32            2,551,195           1.1
                                        -----         ------------         -----
TOTAL:                                  1,622         $229,963,659         100.0%
                                        =====         ============         =====









                              DOCUMENTATION SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                               NUMBER OF      AGGREGATE PRINCIPAL     PERCENT OF
DOCUMENTATION               MORTGAGE LOANS    BALANCE OUTSTANDING     LOAN GROUP
-------------               --------------    -------------------     ----------

Full Documentation              1,109            $137,069,269             59.6%
24 Month Bank Statement           147              32,419,521             14.1
Reduced Documentation              40               9,108,674              4.0
Stated Income                     326              51,366,194             22.3
                                -----            ------------            -----
TOTAL:                          1,622            $229,963,659            100.0%
                                =====            ============            =====







                                 OCCUPANCY TYPES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                          NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
OCCUPANCY              MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
---------              --------------   -------------------     ----------

Owner-occupied            1,461            $215,104,074             93.5%
Second Home                  15               1,838,224              0.8
Investment                  146              13,021,361              5.7
                          -----            ------------            -----
TOTAL:                    1,622            $229,963,659            100.0%
                          =====            ============            =====







                            MORTGAGE LOAN AGE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                                 NUMBER OF     AGGREGATE PRINCIPAL   PERCENT OF
MORTGAGE LOAN AGE (MONTHS)    MORTGAGE LOANS   BALANCE OUTSTANDING   LOAN GROUP
--------------------------    --------------   -------------------   ----------

0                                    378          $ 54,435,696           23.7%
1                                    720           105,340,210           45.8
2                                    499            67,360,210           29.3
4                                      2               499,842            0.2
5                                     17             1,927,593            0.8
6                                      3               173,403            0.1
7                                      2               147,347            0.1
14                                     1                79,357            0.0
                                   -----          ------------          -----
TOTAL:                             1,622          $229,963,659          100.0%
                                   =====          ============          =====





Weighted Average Age (Months) is: 1

                              CREDIT GRADE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                       NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
CREDIT GRADE        MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
------------        --------------   -------------------     ----------

AO                        618            $106,313,783            46.2%
A-                        519              71,203,711            31.0
B                         276              34,277,661            14.9
B-                         75               7,322,127             3.2
C                         127              10,140,806             4.4
C-                          7                 705,570             0.3
                        -----            ------------           -----
TOTAL:                  1,622            $229,963,659           100.0%
                        =====            ============           =====







                               YEAR OF ORIGINATION

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                              NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
YEAR OF ORIGINATION        MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
-------------------        --------------   -------------------     ----------

2000                              25            $  2,827,543             1.2%
2001                            1597             227,136,116            98.8
                               -----            ------------           -----
TOTAL:                         1,622            $229,963,659           100.0%
                               =====            ============           =====








                             MAXIMUM MORTGAGE RATES

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                                    NUMBER OF    AGGREGATE PRINCIPAL  PERCENT OF
RANGE OF MAXIMUM MORTGAGE RATES  MORTGAGE LOANS  BALANCE OUTSTANDING  LOAN GROUP
-------------------------------  --------------  -------------------  ----------

13.500% to 13.999%                       16          $  2,813,457          1.2%
14.000% to 14.499%                       29             6,326,232          2.8
14.500% to 14.999%                       57            13,880,508          6.0
15.000% to 15.499%                      102            20,497,022          8.9
15.500% to 15.999%                      207            35,235,717         15.3
16.000% to 16.499%                      195            32,081,228         14.0
16.500% to 16.999%                      293            39,813,593         17.3
17.000% to 17.499%                      258            29,991,718         13.0
17.500% to 17.999%                      258            30,453,949         13.2
18.000% to 18.499%                      120            10,643,387          4.6
18.500% to 18.999%                       67             6,102,871          2.7
19.000% to 19.499%                       14             1,235,607          0.5
19.500% to 19.999%                        6               888,370          0.4
                                      -----          ------------        -----
TOTAL:                                1,622          $229,963,659        100.0%
                                      =====          ============        =====




Maximum Mortgage Rate Range is from: 13.500% to 19.750%
Weighted Average is: 16.486%



                          PREPAYMENT PENALTIES SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                               NUMBER OF     AGGREGATE PRINCIPAL    PERCENT OF
PREPAYMENT PENALTIES        MORTGAGE LOANS   BALANCE OUTSTANDING    LOAN GROUP
--------------------        --------------   -------------------    ----------

None                              538            $ 76,987,181          33.5%
12 Months                           1                 111,954           0.0
24 Months                         277              50,746,863          22.1
36 Months                         603              81,796,327          35.6
60 Months                         203              20,321,333           8.8
                                -----            ------------         -----
TOTAL:                          1,622            $229,963,659         100.0%
                                =====            ============         =====

Weighted Average Prepayment Penalty Term (Months) is:   35

With respect to those Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool (exclusive of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool purchased by the Seller under its Small Lender Program) which have prepayment penalties, 81.7% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                              NEXT ADJUSTMENT DATE

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                              NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
NEXT ADJUSTMENT DATE       MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
--------------------       --------------   -------------------     ----------

Dec 2001                            1          $     44,930              0.0%
Mar 2002                            5               703,383              0.3
Apr 2002                            8             1,634,829              0.7
May 2002                            3               660,625              0.3
Oct 2002                            1                81,473              0.0
Nov 2002                            1                47,899              0.0
Dec 2002                            7               742,465              0.3
Jan 2003                            2               499,842              0.2
Mar 2003                          248            36,959,279             16.1
Apr 2003                          448            64,660,328             28.1
May 2003                          234            33,616,766             14.6
Oct 2003                            1                65,875              0.0
Nov 2003                            2               125,504              0.1
Dec 2003                            7               681,041              0.3
Mar 2004                          212            25,709,388             11.2
Apr 2004                          233            34,895,553             15.2
May 2004                          115            17,337,200              7.5
Dec 2005                            2               459,156              0.2
Mar 2006                           35             4,067,518              1.8
Apr 2006                           31             4,149,501              1.8
May 2006                           26             2,821,105              1.2
                                -----          ------------            -----
TOTAL:                          1,622          $229,963,659            100.0%
                                =====          ============            =====








                              CREDIT SCORE SUMMARY

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB

                        NUMBER OF     AGGREGATE PRINCIPAL     PERCENT OF
CREDIT SCORES        MORTGAGE LOANS   BALANCE OUTSTANDING     LOAN GROUP
-------------        --------------   -------------------     ----------

Not Scored                  11            $    776,016            0.3%
468 to 500                  13                 969,558            0.4
501 to 550                 402              47,375,203           20.6
551 to 600                 470              61,589,948           26.8
601 to 650                 393              60,076,784           26.1
651 to 700                 227              38,020,410           16.5
701 to 750                  84              15,487,755            6.7
751 to 799                  22               5,667,984            2.5
                         -----            ------------          -----
TOTAL:                   1,622            $229,963,659          100.0%
                         =====            ============          =====





Credit Score Range is from: 468 to 799
Weighted Average (scored loans only) is: 609









                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP

                             INITIAL MORTGAGE LOANS

                                                                             ORIGINAL
                                                                           AMORTIZATION
                                                          ORIGINAL TERM        TERM         REMAINING TERM
CURRENT BALANCE     MORTGAGE RATE    NET MORTGAGE RATE     (IN MONTHS)      (IN MONTHS)       (IN MONTHS)
---------------    --------------    -----------------    -------------    ------------     --------------
$47,967,820.55        9.795%             9.285%               180              359               179
$16,249,075.24        9.542%             9.032%               176              176               175
$ 2,588,841.78        9.430%             8.920%               240              240               239
$41,194,262.43        9.901%             9.391%               360              360               358




                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                 SERIES 2001-2 - FIXED RATE MORTGAGE LOAN GROUP

                            SUBSEQUENT MORTGAGE LOANS

                                                                            ORIGINAL
                                                                          AMORTIZATION
                                                         ORIGINAL TERM        TERM        REMAINING TERM
CURRENT BALANCE    MORTGAGE RATE    NET MORTGAGE RATE     (IN MONTHS)     (IN MONTHS)       (IN MONTHS)
---------------    -------------    -----------------     -----------     ------------    --------------
$11,991,955.13         9.795%            9.285%               180             359             179
$ 4,062,268.81         9.542%            9.032%               176             176             175
$   647,210.45         9.430%            8.920%               240             240             239
$10,298,565.61         9.901%            9.391%               360             360             358












                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA



                             INITIAL MORTGAGE LOANS




                                NET     ORIGINAL     REMAINING                                                               RATE
    CURRENT       MORTGAGE   MORTGAGE     TERM         TERM        GROSS   INITIAL RATE   PERIODIC    MAXIMUM   MINIMUM     CHANGE
    BALANCE         RATE       RATE    (IN MONTHS)  (IN MONTHS)   MARGIN    CHANGE CAP       CAP       RATE      RATE     FREQUENCY
    -------       --------   --------  -----------  -----------   ------   ------------   --------    -----      ----     ---------

$ 2,412,687.07     9.739%     9.229%      360          359        4.712%      1.698%       1.000%    16.437%    9.739%        6
$78,416,702.23     9.653%     9.143%      360          359        5.760%      3.000%       1.500%    16.653%    9.653%        6
$49,411,739.57     9.368%     8.858%      360          359        5.750%      3.000%       1.500%    16.368%    9.368%        6
$ 5,758,871.13     8.789%     8.279%      360          359        5.303%      3.000%       1.500%    15.789%    8.789%        6





                  NUMBER OF
                    MONTHS
                     UNTIL
                   NEXT RATE
    CURRENT       ADJUSTMENT
    BALANCE          DATE          INDEX
    -------       ----------       -----

$ 2,412,687.07         9       6 Mo. LIBOR
$78,416,702.23        23       6 Mo. LIBOR
$49,411,739.57        35       6 Mo. LIBOR
$ 5,758,871.13        59       6 Mo. LIBOR





                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIA



                            SUBSEQUENT MORTGAGE LOANS




                                NET     ORIGINAL     REMAINING                                                               RATE
    CURRENT       MORTGAGE   MORTGAGE     TERM         TERM        GROSS   INITIAL RATE   PERIODIC    MAXIMUM   MINIMUM     CHANGE
    BALANCE         RATE       RATE    (IN MONTHS)  (IN MONTHS)   MARGIN    CHANGE CAP       CAP       RATE      RATE     FREQUENCY
    -------       --------   --------  -----------  -----------   ------   ------------   --------    -----      ----     ---------

$   603,171.77     9.739%     9.229%      360          359        4.712%      1.698%       1.000%    16.437%    9.739%        6
$19,604,175.56     9.653%     9.143%      360          359        5.760%      3.000%       1.500%    16.653%    9.653%        6
$12,352,934.89     9.368%     8.858%      360          359        5.750%      3.000%       1.500%    16.368%    9.368%        6
$ 1,439,717.78     8.789%     8.279%      360          359        5.303%      3.000%       1.500%    15.789%    8.789%        6


                  NUMBER OF
                   MONTHS
                    UNTIL
                  NEXT RATE
    CURRENT      ADJUSTMENT
    BALANCE         DATE          INDEX
    -------      ----------       -----

$   603,171.77       10       6 Mo. LIBOR
$19,604,175.56       24       6 Mo. LIBOR
$12,352,934.89       36       6 Mo. LIBOR
$ 1,439,717.78       60       6 Mo. LIBOR







                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB



                             INITIAL MORTGAGE LOANS




                                NET     ORIGINAL     REMAINING                                                               RATE
    CURRENT       MORTGAGE   MORTGAGE     TERM         TERM        GROSS   INITIAL RATE   PERIODIC    MAXIMUM   MINIMUM     CHANGE
    BALANCE         RATE       RATE    (IN MONTHS)  (IN MONTHS)   MARGIN    CHANGE CAP       CAP       RATE      RATE     FREQUENCY
    -------       --------   --------  -----------  -----------   ------   ------------   --------    -----      ----     ---------

$  3,653,096.57     9.688%     9.178%     360          359        4.489%      2.000%       1.000%    16.688%    9.688%        6
$163,955,569.08     9.611%     9.101%     360          359        5.774%      3.000%       1.500%    16.610%    9.611%        6
$ 94,592,418.71     9.368%     8.858%     360          359        5.809%      3.000%       1.500%    16.368%    9.368%        6
$ 13,798,915.64     8.767%     8.257%     360          359        5.472%      3.000%       1.500%    15.767%    8.767%        6


                   NUMBER OF
                    MONTHS
                     UNTIL
                   NEXT RATE
    CURRENT       ADJUSTMENT
    BALANCE          DATE          INDEX
    -------       ----------       -----

$  3,653,096.57       11       6 Mo. LIBOR
$163,955,569.08       23       6 Mo. LIBOR
$ 94,592,418.71       35       6 Mo. LIBOR
$ 13,798,915.64       59       6 Mo. LIBOR





                      ASSUMED MORTGAGE LOAN CHARACTERISTICS

             CHASE FUNDING, MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2001-2 - ADJUSTABLE RATE MORTGAGE LOAN GROUP IIB



                            SUBSEQUENT MORTGAGE LOANS




                                NET     ORIGINAL     REMAINING                                                               RATE
    CURRENT       MORTGAGE   MORTGAGE     TERM         TERM        GROSS   INITIAL RATE   PERIODIC    MAXIMUM   MINIMUM     CHANGE
    BALANCE         RATE       RATE    (IN MONTHS)  (IN MONTHS)   MARGIN    CHANGE CAP       CAP       RATE      RATE     FREQUENCY
    -------       --------   --------  -----------  -----------   ------   ------------   --------    -----      ----     ---------

$   913,274.14     9.688%     9.178%      360          359        4.489%      2.000%       1.000%    16.688%    9.688%        6
$40,988,892.27     9.611%     9.101%      360          359        5.774%      3.000%       1.500%    16.610%    9.611%        6
$23,648,104.68     9.368%     8.858%      360          359        5.809%      3.000%       1.500%    16.368%    9.368%        6
$ 3,449,728.91     8.767%     8.257%      360          359        5.472%      3.000%       1.500%    15.767%    8.767%        6


                   NUMBER OF
                    MONTHS
                     UNTIL
                   NEXT RATE
    CURRENT       ADJUSTMENT
    BALANCE          DATE          INDEX
    -------       ----------       -----

$   913,274.14        12       6 Mo. LIBOR
$40,988,892.27        24       6 Mo. LIBOR
$23,648,104.68        36       6 Mo. LIBOR
$ 3,449,728.91        60       6 Mo. LIBOR

        GROUP II CERTIFICATES AVAILABLE FUNDS CAP HYPOTHETICAL TABLE

PAYMENT DATE   AVAILABLE FUNDS CAP(1)(2)   PAYMENT DATE   AVAILABLE FUNDS CAP (1) (2)
------------   -------------------------   ------------   ---------------------------
 7/25/01                  7.189               2/25/05                 9.493
 8/25/01                  8.986               3/25/05                 9.493
 9/25/01                  8.986               4/25/05                 9.493
10/25/01                  8.986               5/25/05                 9.493
11/25/01                  8.986               6/25/05                 9.493
12/25/01                  8.986               7/25/05                 9.493
 1/25/02                  8.986               8/25/05                 9.493
 2/25/02                  8.986               9/25/05                 9.493
 3/25/02                  8.986              10/25/05                 9.493
 4/25/02                  8.986              11/25/05                 9.493
 5/25/02                  8.986              12/25/05                 9.493
 6/25/02                  8.986               1/25/06                 9.493
 7/25/02                  8.986               2/25/06                 9.493
 8/25/02                  9.019               3/25/06                 9.493
 9/25/02                  9.056               4/25/06                 9.493
10/25/02                  9.092               5/25/06                 9.499
11/25/02                  9.130               6/25/06                 9.532
12/25/02                  9.151               7/25/06                 9.546
 1/25/03                  9.155               8/25/06                 9.552
 2/25/03                  9.160               9/25/06                 9.559
 3/25/03                  9.165              10/25/06                 9.566
 4/25/03                  9.170              11/25/06                 9.574
 5/25/03                  9.175              12/25/06                 9.581
 6/25/03                  9.278               1/25/07                 9.589
 7/25/03                  9.309               2/25/07                 9.597
 8/25/03                  9.315               3/25/07                 9.605
 9/25/03                  9.320               4/25/07                 9.613
10/25/03                  9.326               5/25/07                 9.622
11/25/03                  9.332               6/25/07                 9.631
12/25/03                  9.339               7/25/07                 9.640
 1/25/04                  9.345               8/25/07                 9.650
 2/25/04                  9.352               9/25/07                 9.659
 3/25/04                  9.359              10/25/07                 9.669
 4/25/04                  9.366              11/25/07                 9.680
 5/25/04                  9.373              12/25/07                 9.690
 6/25/04                  9.518               1/25/08                 9.701
 7/25/04                  9.561               2/25/08                 9.713
 8/25/04                  9.493               3/25/08                 9.724
 9/25/04                  9.493               4/25/08                 9.736
10/25/04                  9.493               5/25/08                 9.749
11/25/04                  9.493               6/25/08                 9.761
12/25/04                  9.493               7/25/08                 9.775
 1/25/05                  9.493               8/25/08                 9.788

(1) Available Funds Cap = 12 * (Group II Net Interest) / (Group II Total Certificate balance)
(2) Assumes no losses, 10% cleanup call, 27% CPR, and 1 month and 6 month LIBOR remain constant at 4.12% and 4.06%, respectively.





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IA-1

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

 99-26.50      14.309       27.360       29.731       34.749       39.040
    99-27      14.099       25.962       28.117       32.679       36.580
 99-27.50      13.889       24.565       26.504       30.609       34.120
    99-28      13.679       23.167       24.891       28.540       31.660
 99-28.50      13.469       21.771       23.279       26.471       29.201
    99-29      13.259       20.374       21.666       24.402       26.742

 99-29.50      13.049       18.978       20.055       22.334       24.284
    99-30      12.839       17.581       18.443       20.267       21.826
 99-30.50      12.629       16.186       16.832       18.199       19.369
    99-31      12.419       14.790       15.221       16.132       16.912
 99-31.50      12.210       13.395       13.610       14.066       14.456
   100- 0      12.000       12.000       12.000       12.000       12.000

100-00.50      11.790       10.605       10.390        9.934        9.545
   100- 1      11.581        9.211        8.780        7.869        7.090
100-01.50      11.371        7.817        7.171        5.804        4.636
   100- 2      11.162        6.423        5.562        3.740        2.182
100-02.50      10.952        5.029        3.953        1.676       -0.271
   100- 3      10.743        3.636        2.345       -0.387       -2.724

100-03.50      10.534        2.243        0.737       -2.451       -5.176
   100- 4      10.324        0.850       -0.871       -4.513       -7.628
100-04.50      10.115       -0.542       -2.478       -6.576      -10.080
   100- 5       9.906       -1.934       -4.085       -8.638      -12.530
100-05.50       9.697       -3.326       -5.692      -10.699      -14.981


 AVG LIFE        9.39         1.14         0.98         0.76         0.64
FIRST PAY        6/01         6/01         6/01         6/01         6/01
 LAST PAY        4/16         5/03         1/03         8/02         5/02


Original Balance: $37,500,000





                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IA-2

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    99-21       5.419        5.414        5.413        5.411        5.408
    99-22       5.416        5.401        5.397        5.389        5.381
    99-23       5.413        5.388        5.382        5.367        5.354
    99-24       5.410        5.375        5.366        5.345        5.326
    99-25       5.406        5.362        5.350        5.323        5.299
    99-26       5.403        5.348        5.334        5.301        5.272

    99-27       5.400        5.335        5.318        5.279        5.244
    99-28       5.397        5.322        5.302        5.257        5.217
    99-29       5.394        5.309        5.287        5.235        5.190
    99-30       5.391        5.296        5.271        5.213        5.163
    99-31       5.388        5.282        5.255        5.191        5.135
  *100- 0       5.385        5.269        5.239        5.169        5.108

   100- 1       5.382        5.256        5.223        5.147        5.081
   100- 2       5.378        5.243        5.208        5.125        5.054
   100- 3       5.375        5.230        5.192        5.103        5.027
   100- 4       5.372        5.217        5.176        5.082        4.999
   100- 5       5.369        5.204        5.160        5.060        4.972
   100- 6       5.366        5.190        5.145        5.038        4.945

   100- 7       5.363        5.177        5.129        5.016        4.918
   100- 8       5.360        5.164        5.113        4.994        4.891
   100- 9       5.357        5.151        5.097        4.972        4.864
   100-10       5.354        5.138        5.082        4.950        4.837
   100-11       5.351        5.125        5.066        4.929        4.809


 AVG LIFE       14.92         2.60         2.14         1.52         1.21
 DURATION       10.04         2.36         1.97         1.42         1.14
FIRST PAY        4/16         5/03         1/03         8/02         5/02
 LAST PAY        4/16         8/04        12/03         3/03        10/02


Original Balance: $19,500,000





                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IA-3

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    99-10       5.960        6.016        6.036        6.082        6.126
    99-12       5.953        5.998        6.013        6.050        6.084
    99-14       5.947        5.980        5.991        6.017        6.043
    99-16       5.940        5.961        5.968        5.985        6.001
    99-18       5.934        5.943        5.946        5.953        5.960
    99-20       5.927        5.924        5.923        5.921        5.919

    99-22       5.921        5.906        5.901        5.889        5.877
    99-24       5.914        5.888        5.879        5.857        5.836
    99-26       5.908        5.869        5.856        5.825        5.795
    99-28       5.902        5.851        5.834        5.793        5.754
    99-30       5.895        5.833        5.812        5.761        5.713
  *100- 0       5.889        5.815        5.789        5.729        5.671

   100- 2       5.882        5.796        5.767        5.697        5.630
   100- 4       5.876        5.778        5.745        5.665        5.589
   100- 6       5.870        5.760        5.723        5.633        5.548
   100- 8       5.863        5.742        5.700        5.602        5.507
   100-10       5.857        5.723        5.678        5.570        5.466
   100-12       5.850        5.705        5.656        5.538        5.426

   100-14       5.844        5.687        5.634        5.506        5.385
   100-16       5.838        5.669        5.612        5.475        5.344
   100-18       5.831        5.651        5.590        5.443        5.303
   100-20       5.825        5.632        5.567        5.411        5.262
   100-22       5.819        5.614        5.545        5.380        5.221


 AVG LIFE       14.95         3.92         3.14         2.13         1.63
 DURATION        9.72         3.41         2.79         1.95         1.51
FIRST PAY        4/16         8/04        12/03         3/03        10/02
 LAST PAY        5/16         2/06         3/05        11/03         3/03


Original Balance: $17,000,000





                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IA-4

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-31       6.668        6.725        6.754        6.828        6.908
    99- 2       6.659        6.707        6.732        6.794        6.861
    99- 5       6.650        6.689        6.709        6.760        6.815
    99- 8       6.641        6.672        6.687        6.726        6.768
    99-11       6.633        6.654        6.665        6.692        6.722
    99-14       6.624        6.636        6.643        6.658        6.675

    99-17       6.615        6.619        6.620        6.624        6.629
    99-20       6.607        6.601        6.598        6.591        6.583
    99-23       6.598        6.583        6.576        6.557        6.537
    99-26       6.589        6.566        6.554        6.523        6.490
    99-29       6.581        6.548        6.532        6.490        6.444
  *100- 0       6.572        6.531        6.510        6.456        6.398

   100- 3       6.564        6.513        6.488        6.423        6.352
   100- 6       6.555        6.496        6.466        6.389        6.306
   100- 9       6.546        6.478        6.444        6.356        6.260
   100-12       6.538        6.461        6.422        6.323        6.215
   100-15       6.529        6.443        6.400        6.289        6.169
   100-18       6.521        6.426        6.378        6.256        6.123

   100-21       6.512        6.409        6.356        6.223        6.078
   100-24       6.504        6.391        6.334        6.189        6.032
   100-27       6.495        6.374        6.312        6.156        5.986
   100-30       6.487        6.357        6.290        6.123        5.941
   101- 1       6.478        6.339        6.268        6.090        5.895


 AVG LIFE       20.20         6.87         5.14         3.18         2.25
 DURATION       10.84         5.33         4.23         2.78         2.03
FIRST PAY        5/16         2/06         3/05        11/03         3/03
 LAST PAY        9/26         9/11         6/08         8/05         1/04


Original Balance: $21,750,000





                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IA-5

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-20       7.521        7.559        7.578        7.644        7.735
    98-24       7.510        7.543        7.559        7.615        7.693
    98-28       7.499        7.526        7.539        7.587        7.652
    99- 0       7.488        7.510        7.520        7.558        7.611
    99- 4       7.477        7.493        7.501        7.530        7.570
    99- 8       7.466        7.477        7.482        7.502        7.529

    99-12       7.455        7.461        7.463        7.474        7.488
    99-16       7.444        7.444        7.445        7.445        7.447
    99-20       7.433        7.428        7.426        7.417        7.406
    99-24       7.422        7.412        7.407        7.389        7.365
    99-28       7.411        7.396        7.388        7.361        7.324
  *100- 0       7.400        7.379        7.369        7.333        7.283

   100- 4       7.389        7.363        7.350        7.305        7.243
   100- 8       7.378        7.347        7.332        7.277        7.202
   100-12       7.367        7.331        7.313        7.249        7.162
   100-16       7.357        7.315        7.294        7.222        7.121
   100-20       7.346        7.299        7.276        7.194        7.081
   100-24       7.335        7.283        7.257        7.166        7.041

   100-28       7.324        7.267        7.238        7.138        7.000
   101- 0       7.313        7.251        7.220        7.111        6.960
   101- 4       7.303        7.235        7.201        7.083        6.920
   101- 8       7.292        7.219        7.183        7.056        6.880
   101-12       7.281        7.203        7.164        7.028        6.840


 AVG LIFE       26.75        11.87         9.50         5.62         3.61
 DURATION       11.40         7.68         6.62         4.45         3.06
FIRST PAY        9/26         9/11         6/08         8/05         1/04
 LAST PAY        5/28         7/13         4/11        12/07         2/06


Original Balance: $16,030,000





                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IA-6

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    99-10       6.800        6.811        6.812        6.818        6.829
    99-12       6.791        6.799        6.800        6.805        6.812
    99-14       6.782        6.787        6.788        6.791        6.796
    99-16       6.773        6.776        6.776        6.777        6.780
    99-18       6.764        6.764        6.764        6.764        6.764
    99-20       6.755        6.752        6.752        6.750        6.747

    99-22       6.747        6.741        6.740        6.737        6.731
    99-24       6.738        6.729        6.728        6.723        6.715
    99-26       6.729        6.718        6.716        6.709        6.698
    99-28       6.720        6.706        6.704        6.696        6.682
    99-30       6.711        6.694        6.692        6.682        6.666
  *100- 0       6.702        6.683        6.680        6.669        6.650

   100- 2       6.693        6.671        6.668        6.655        6.634
   100- 4       6.684        6.660        6.656        6.642        6.617
   100- 6       6.675        6.648        6.644        6.628        6.601
   100- 8       6.667        6.636        6.632        6.615        6.585
   100-10       6.658        6.625        6.620        6.601        6.569
   100-12       6.649        6.613        6.608        6.588        6.553

   100-14       6.640        6.602        6.596        6.574        6.537
   100-16       6.631        6.590        6.584        6.561        6.521
   100-18       6.622        6.579        6.573        6.547        6.504
   100-20       6.613        6.567        6.561        6.534        6.488
   100-22       6.605        6.556        6.549        6.520        6.472


 AVG LIFE        9.90         7.01         6.72         5.72         4.59
 DURATION        7.00         5.37         5.20         4.59         3.84
FIRST PAY        6/04         6/04         6/04         8/04        11/04
 LAST PAY        3/13        12/10        11/10        12/07         2/06


Original Balance: $12,420,000





                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IM-1

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-20       7.598        7.663        7.688        7.749        7.785
    98-24       7.585        7.641        7.663        7.714        7.746
    98-28       7.572        7.619        7.637        7.680        7.707
    99- 0       7.560        7.597        7.612        7.646        7.667
    99- 4       7.547        7.575        7.586        7.612        7.628
    99- 8       7.535        7.554        7.561        7.578        7.589

    99-12       7.522        7.532        7.536        7.545        7.550
    99-16       7.510        7.510        7.510        7.511        7.511
    99-20       7.497        7.488        7.485        7.477        7.472
    99-24       7.485        7.467        7.460        7.443        7.433
    99-28       7.472        7.445        7.435        7.410        7.394
  *100- 0       7.460        7.424        7.410        7.376        7.356

   100- 4       7.447        7.402        7.385        7.343        7.317
   100- 8       7.435        7.381        7.360        7.309        7.278
   100-12       7.423        7.359        7.335        7.276        7.240
   100-16       7.410        7.338        7.310        7.242        7.201
   100-20       7.398        7.316        7.285        7.209        7.163
   100-24       7.386        7.295        7.260        7.176        7.124

   100-28       7.374        7.274        7.235        7.143        7.086
   101- 0       7.361        7.253        7.210        7.109        7.048
   101- 4       7.349        7.231        7.186        7.076        7.009
   101- 8       7.337        7.210        7.161        7.043        6.971
   101-12       7.325        7.189        7.136        7.010        6.933


 AVG LIFE       20.45         8.15         6.62         4.56         3.81
 DURATION       10.04         5.78         4.96         3.71         3.21
FIRST PAY        4/16         6/05         9/04         7/04         9/04
 LAST PAY        5/28         7/13         4/11        12/07         2/06


Original Balance: $4,050,000





                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                   CLASS IM-2

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-20       7.851        7.915        7.940        8.000        8.042
    98-24       7.839        7.893        7.914        7.966        8.002
    98-28       7.826        7.871        7.889        7.932        7.961
    99- 0       7.813        7.849        7.863        7.897        7.921
    99- 4       7.800        7.827        7.837        7.863        7.880
    99- 8       7.787        7.805        7.812        7.829        7.840

    99-12       7.774        7.783        7.786        7.794        7.800
    99-16       7.762        7.761        7.761        7.760        7.760
    99-20       7.749        7.739        7.735        7.726        7.720
    99-24       7.736        7.717        7.710        7.692        7.680
    99-28       7.724        7.695        7.685        7.658        7.640
  *100- 0       7.711        7.674        7.659        7.624        7.600

   100- 4       7.698        7.652        7.634        7.590        7.560
   100- 8       7.686        7.630        7.609        7.556        7.520
   100-12       7.673        7.609        7.583        7.523        7.480
   100-16       7.661        7.587        7.558        7.489        7.441
   100-20       7.648        7.565        7.533        7.455        7.401
   100-24       7.636        7.544        7.508        7.422        7.362

   100-28       7.623        7.522        7.483        7.388        7.322
   101- 0       7.611        7.501        7.458        7.354        7.283
   101- 4       7.598        7.479        7.433        7.321        7.243
   101- 8       7.586        7.458        7.408        7.288        7.204
   101-12       7.573        7.437        7.383        7.254        7.165


 AVG LIFE       20.45         8.15         6.62         4.54         3.72
 DURATION        9.84         5.72         4.92         3.67         3.12
FIRST PAY        4/16         6/05         9/04         6/04         7/04
 LAST PAY        5/28         7/13         4/11        12/07         2/06


Original Balance: $4,050,000





                       PRICE/CBE YIELD TABLE (TO 10% CALL)

                                    CLASS IB

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    97-30       8.541        8.658        8.704        8.815        8.896
    98- 4       8.520        8.623        8.663        8.760        8.831
    98-10       8.500        8.588        8.622        8.706        8.766
    98-16       8.479        8.553        8.581        8.651        8.702
    98-22       8.459        8.518        8.541        8.597        8.637
    98-28       8.439        8.483        8.500        8.542        8.573

    99- 2       8.418        8.448        8.460        8.488        8.509
    99- 8       8.398        8.414        8.420        8.434        8.445
    99-14       8.378        8.379        8.379        8.380        8.381
    99-20       8.358        8.345        8.339        8.327        8.318
    99-26       8.338        8.310        8.299        8.273        8.254
  *100- 0       8.318        8.276        8.260        8.220        8.191

   100- 6       8.298        8.242        8.220        8.166        8.128
   100-12       8.278        8.208        8.180        8.113        8.065
   100-18       8.258        8.174        8.141        8.060        8.002
   100-24       8.238        8.140        8.101        8.007        7.939
   100-30       8.219        8.106        8.062        7.954        7.876
   101- 4       8.199        8.072        8.023        7.902        7.814

   101-10       8.180        8.038        7.983        7.849        7.752
   101-16       8.160        8.005        7.944        7.797        7.690
   101-22       8.141        7.971        7.905        7.745        7.628
   101-28       8.121        7.938        7.866        7.692        7.566
   102- 2       8.102        7.905        7.828        7.640        7.504


 AVG LIFE       20.09         7.83         6.36         4.35         3.53
 DURATION        9.34         5.45         4.69         3.49         2.95
FIRST PAY        4/16         6/05         9/04         6/04         6/04
 LAST PAY        5/28         7/13         4/11        12/07         2/06


Original Balance: $2,700,000





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IIA-1

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    99-21      24.647       33.728       36.673       46.304       58.530
    99-22      24.406       32.659       35.336       44.088       55.200
    99-23      24.165       31.590       33.999       41.874       51.873
    99-24      23.924       30.522       32.662       39.661       48.547
    99-25      23.683       29.455       31.327       37.449       45.223
    99-26      23.442       28.388       29.992       35.238       41.900

    99-27      23.201       27.322       28.658       33.029       38.579
    99-28      22.961       26.256       27.325       30.821       35.260
    99-29      22.721       25.191       25.993       28.614       31.942
    99-30      22.480       24.127       24.661       26.408       28.627
    99-31      22.240       23.063       23.330       24.203       25.312
   100- 0      22.000       22.000       22.000       22.000       22.000

   100- 1      21.760       20.937       20.671       19.798       18.689
   100- 2      21.520       19.875       19.342       17.597       15.380
   100- 3      21.280       18.814       18.014       15.397       12.073
   100- 4      21.041       17.753       16.687       13.198        8.767
   100- 5      20.801       16.693       15.360       11.001        5.463
   100- 6      20.562       15.634       14.035        8.805        2.160

   100- 7      20.323       14.575       12.710        6.610       -1.141
   100- 8      20.083       13.516       11.386        4.416       -4.440
   100- 9      19.844       12.459       10.062        2.223       -7.738
   100-10      19.605       11.401        8.740        0.032      -11.033
   100-11      19.366       10.345        7.418       -2.158      -14.328


 AVG LIFE       20.29         3.27         2.55         1.48         0.96
FIRST PAY        6/01         6/01         6/01         6/01         6/01
 LAST PAY        4/30         7/10         7/08        10/05         1/04


Original Balance: $150,280,000





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IIA-2

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    99-21      26.651       35.735       38.680       48.311       60.536
    99-22      26.409       34.665       37.342       46.095       57.207
    99-23      26.168       33.596       36.004       43.880       53.878
    99-24      25.927       32.527       34.668       41.666       50.552
    99-25      25.685       31.459       33.332       39.454       47.227
    99-26      25.444       30.392       31.996       37.242       43.904

    99-27      25.203       29.325       30.662       35.032       40.582
    99-28      24.962       28.259       29.328       32.823       37.263
    99-29      24.722       27.193       27.995       30.616       33.944
    99-30      24.481       26.128       26.662       28.409       30.628
    99-31      24.240       25.064       25.331       26.204       27.313
   100- 0      24.000       24.000       24.000       24.000       24.000

   100- 1      23.760       22.937       22.670       21.797       20.689
   100- 2      23.519       21.874       21.341       19.595       17.379
   100- 3      23.279       20.812       20.012       17.395       14.071
   100- 4      23.039       19.751       18.684       15.196       10.764
   100- 5      22.799       18.690       17.357       12.998        7.459
   100- 6      22.560       17.630       16.031       10.801        4.156

   100- 7      22.320       16.570       14.705        8.605        0.855
   100- 8      22.080       15.512       13.381        6.411       -2.445
   100- 9      21.841       14.453       12.057        4.217       -5.743
   100-10      21.602       13.395       10.733        2.025       -9.040
   100-11      21.362       12.338        9.411       -0.165      -12.335


 AVG LIFE       20.31         3.27         2.55         1.48         0.96
FIRST PAY        6/01         6/01         6/01         6/01         6/01
 LAST PAY        4/30         7/10         7/08        10/05         1/04


Original Balance: $304,980,000





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IIM-1

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    99-10      58.481       67.261       69.861       72.608       78.993
    99-12      58.072       66.050       68.414       70.910       76.713
    99-14      57.663       64.841       66.967       69.214       74.435
    99-16      57.254       63.633       65.522       67.519       72.158
    99-18      56.846       62.425       64.078       65.825       69.883
    99-20      56.439       61.219       62.635       64.132       67.609

    99-22      56.031       60.013       61.193       62.441       65.337
    99-24      55.624       58.809       59.753       60.750       63.067
    99-26      55.218       57.605       58.313       59.061       60.798
    99-28      54.811       56.403       56.874       57.373       58.530
    99-30      54.406       55.201       55.437       55.686       56.264
   100- 0      54.000       54.000       54.000       54.000       54.000

   100- 2      53.595       52.800       52.565       52.315       51.737
   100- 4      53.190       51.601       51.130       50.632       49.476
   100- 6      52.785       50.403       49.697       48.949       47.216
   100- 8      52.381       49.206       48.265       47.268       44.957
   100-10      51.978       48.010       46.833       45.588       42.701
   100-12      51.574       46.815       45.403       43.909       40.445

   100-14      51.171       45.620       43.974       42.231       38.192
   100-16      50.768       44.427       42.546       40.554       35.939
   100-18      50.366       43.234       41.119       38.879       33.688
   100-20      49.964       42.043       39.693       37.204       31.439
   100-22      49.562       40.852       38.269       35.531       29.191


 AVG LIFE       26.93         6.00         4.86         4.02         2.92
FIRST PAY       10/24         6/04         8/04        12/04         1/04
 LAST PAY        4/30         7/10         7/08        10/05         5/04


Original Balance: $27,037,500





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IIM-2

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-31     100.027      113.187      117.256      123.413      129.790
    99- 2      99.384      111.341      115.038      120.634      126.429
    99- 5      98.741      109.497      112.823      117.857      123.070
    99- 8      98.100      107.655      110.610      115.084      119.716
    99-11      97.459      105.816      108.400      112.314      116.364
    99-14      96.820      103.978      106.193      109.546      113.016

    99-17      96.181      102.143      103.988      106.781      109.672
    99-20      95.543      100.310      101.785      104.019      106.331
    99-23      94.906       98.480       99.585      101.260      102.993
    99-26      94.270       96.651       97.388       98.504       99.659
    99-29      93.634       94.824       95.193       95.751       96.328
   100- 0      93.000       93.000       93.000       93.000       93.000

   100- 3      92.366       91.178       90.810       90.252       89.676
   100- 6      91.734       89.358       88.622       87.507       86.355
   100- 9      91.102       87.540       86.437       84.765       83.037
   100-12      90.471       85.724       84.254       82.026       79.723
   100-15      89.840       83.910       82.074       79.290       76.412
   100-18      89.211       82.098       79.896       76.556       73.105

   100-21      88.582       80.289       77.721       73.825       69.801
   100-24      87.955       78.481       75.548       71.097       66.500
   100-27      87.328       76.676       73.378       68.372       63.202
   100-30      86.702       74.873       71.210       65.649       59.908
   101- 1      86.077       73.072       69.044       62.929       56.617


 AVG LIFE       26.93         6.00         4.82         3.70         3.00
FIRST PAY       10/24         6/04         7/04         9/04         5/04
 LAST PAY        4/30         7/10         7/08        10/05         5/04


Original Balance: $17,252,500





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO 10% CALL)

                                   CLASS IIB

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-20     205.449      223.405      229.081      238.830      244.915
    98-24     204.490      220.802      225.959      234.817      240.346
    98-28     203.533      218.204      222.842      230.810      235.783
    99- 0     202.578      215.609      219.730      226.809      231.227
    99- 4     201.624      213.019      216.622      222.814      226.677
    99- 8     200.673      210.433      213.519      218.824      222.133

    99-12     199.723      207.850      210.421      214.839      217.595
    99-16     198.775      205.272      207.327      210.860      213.064
    99-20     197.828      202.698      204.238      206.887      208.539
    99-24     196.884      200.128      201.154      202.919      204.020
    99-28     195.941      197.562      198.075      198.957      199.507
   100- 0     195.000      195.000      195.000      195.000      195.000

   100- 4     194.061      192.442      191.930      191.049      190.499
   100- 8     193.123      189.888      188.864      187.103      186.005
   100-12     192.188      187.338      185.803      183.163      181.517
   100-16     191.254      184.792      182.747      179.228      177.034
   100-20     190.322      182.250      179.695      175.298      172.558
   100-24     189.391      179.712      176.648      171.374      168.088

   100-28     188.463      177.178      173.606      167.456      163.624
   101- 0     187.536      174.647      170.568      163.542      159.165
   101- 4     186.610      172.121      167.534      159.634      154.713
   101- 8     185.687      169.599      164.506      155.732      150.267
   101-12     184.765      167.080      161.481      151.835      145.827


 AVG LIFE       26.88         5.85         4.68         3.47         3.00
FIRST PAY       10/24         6/04         6/04         6/04         5/04
 LAST PAY        4/30         7/10         7/08        10/05         5/04


Original Balance: $15,450,000





                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                   CLASS IA-5

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-20       7.526        7.590        7.619        7.681        7.737
    98-24       7.515        7.575        7.602        7.656        7.696
    98-28       7.504        7.560        7.585        7.631        7.655
    99- 0       7.493        7.544        7.568        7.606        7.614
    99- 4       7.482        7.529        7.551        7.581        7.574
    99- 8       7.471        7.514        7.534        7.556        7.533

    99-12       7.461        7.499        7.517        7.532        7.492
    99-16       7.450        7.484        7.501        7.507        7.452
    99-20       7.439        7.469        7.484        7.482        7.412
    99-24       7.428        7.454        7.467        7.457        7.371
    99-28       7.417        7.439        7.450        7.433        7.331
  *100- 0       7.406        7.424        7.434        7.408        7.291

   100- 4       7.396        7.409        7.417        7.384        7.250
   100- 8       7.385        7.395        7.400        7.359        7.210
   100-12       7.374        7.380        7.384        7.335        7.170
   100-16       7.363        7.365        7.367        7.310        7.130
   100-20       7.353        7.350        7.350        7.286        7.090
   100-24       7.342        7.335        7.334        7.261        7.050

   100-28       7.331        7.321        7.317        7.237        7.011
   101- 0       7.321        7.306        7.301        7.213        6.971
   101- 4       7.310        7.291        7.284        7.189        6.931
   101- 8       7.299        7.276        7.268        7.164        6.892
   101-12       7.289        7.262        7.251        7.140        6.852


 AVG LIFE       27.78        13.75        11.52         6.82         3.66
 DURATION       11.53         8.34         7.45         5.06         3.09
FIRST PAY        9/26         9/11         6/08         8/05         1/04
 LAST PAY        2/31         5/23         9/19         8/15         5/07


Original Balance: $16,030,000





                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                   CLASS IA-6

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    99-10       6.800        6.811        6.812        6.815        6.816
    99-12       6.791        6.799        6.800        6.802        6.803
    99-14       6.782        6.787        6.788        6.789        6.790
    99-16       6.773        6.776        6.776        6.777        6.777
    99-18       6.764        6.764        6.764        6.764        6.764
    99-20       6.755        6.752        6.752        6.751        6.751

    99-22       6.747        6.741        6.740        6.738        6.738
    99-24       6.738        6.729        6.728        6.726        6.725
    99-26       6.729        6.718        6.716        6.713        6.712
    99-28       6.720        6.706        6.704        6.700        6.699
    99-30       6.711        6.694        6.692        6.688        6.686
  *100- 0       6.702        6.683        6.680        6.675        6.673

   100- 2       6.693        6.671        6.668        6.662        6.660
   100- 4       6.684        6.660        6.656        6.650        6.647
   100- 6       6.675        6.648        6.644        6.637        6.634
   100- 8       6.667        6.636        6.632        6.624        6.621
   100-10       6.658        6.625        6.620        6.612        6.608
   100-12       6.649        6.613        6.608        6.599        6.595

   100-14       6.640        6.602        6.596        6.587        6.582
   100-16       6.631        6.590        6.584        6.574        6.569
   100-18       6.622        6.579        6.573        6.561        6.556
   100-20       6.613        6.567        6.561        6.549        6.543
   100-22       6.605        6.556        6.549        6.536        6.530


 AVG LIFE        9.90         7.01         6.72         6.25         6.06
 DURATION        7.00         5.37         5.20         4.91         4.79
FIRST PAY        6/04         6/04         6/04         8/04        11/04
 LAST PAY        3/13        12/10        11/10        10/10        10/11


Original Balance: $12,420,000





                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                   CLASS IM-1

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-20       7.597        7.659        7.681        7.737        7.772
    98-24       7.585        7.638        7.656        7.704        7.734
    98-28       7.572        7.616        7.632        7.672        7.697
    99- 0       7.560        7.595        7.608        7.640        7.660
    99- 4       7.547        7.574        7.583        7.607        7.622
    99- 8       7.534        7.552        7.559        7.575        7.585

    99-12       7.522        7.531        7.534        7.543        7.548
    99-16       7.510        7.510        7.510        7.511        7.511
    99-20       7.497        7.489        7.486        7.479        7.474
    99-24       7.485        7.468        7.462        7.447        7.437
    99-28       7.472        7.447        7.438        7.415        7.400
  *100- 0       7.460        7.426        7.414        7.383        7.363

   100- 4       7.448        7.405        7.390        7.351        7.326
   100- 8       7.435        7.384        7.366        7.319        7.290
   100-12       7.423        7.363        7.342        7.287        7.253
   100-16       7.411        7.342        7.318        7.256        7.216
   100-20       7.398        7.321        7.294        7.224        7.180
   100-24       7.386        7.301        7.270        7.192        7.143

   100-28       7.374        7.280        7.246        7.161        7.107
   101- 0       7.362        7.259        7.223        7.129        7.070
   101- 4       7.350        7.238        7.199        7.098        7.034
   101- 8       7.338        7.218        7.175        7.066        6.998
   101-12       7.325        7.197        7.152        7.035        6.962


 AVG LIFE       20.72         8.56         7.13         4.91         4.07
 DURATION       10.07         5.93         5.17         3.90         3.38
FIRST PAY        4/16         6/05         9/04         7/04         9/04
 LAST PAY        7/30         5/16         2/16         5/11         8/08


Original Balance: $4,050,000

                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                   CLASS IM-2

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)


    98-20       7.851        7.912        7.935        7.993        8.033
    98-24       7.838        7.890        7.910        7.959        7.993
    98-28       7.826        7.869        7.885        7.926        7.954
    99- 0       7.813        7.847        7.860        7.893        7.915
    99- 4       7.800        7.826        7.835        7.859        7.876
    99- 8       7.787        7.804        7.810        7.826        7.837

    99-12       7.774        7.783        7.786        7.793        7.799
    99-16       7.762        7.761        7.761        7.760        7.760
    99-20       7.749        7.740        7.736        7.727        7.721
    99-24       7.736        7.718        7.711        7.694        7.682
    99-28       7.724        7.697        7.687        7.661        7.644
  *100- 0       7.711        7.676        7.662        7.629        7.605

   100- 4       7.698        7.654        7.637        7.596        7.567
   100- 8       7.686        7.633        7.613        7.563        7.528
   100-12       7.673        7.612        7.588        7.531        7.490
   100-16       7.661        7.591        7.564        7.498        7.452
   100-20       7.648        7.570        7.540        7.465        7.414
   100-24       7.636        7.549        7.515        7.433        7.375

   100-28       7.623        7.528        7.491        7.401        7.337
   101- 0       7.611        7.507        7.467        7.368        7.299
   101- 4       7.599        7.486        7.442        7.336        7.261
   101- 8       7.586        7.465        7.418        7.304        7.223
   101-12       7.574        7.444        7.394        7.272        7.185


 AVG LIFE       20.66         8.50         6.96         4.77         3.89
 DURATION        9.86         5.84         5.06         3.80         3.23
FIRST PAY        4/16         6/05         9/04         6/04         7/04
 LAST PAY        3/30         4/16         9/14         4/10        11/07


Original Balance: $4,050,000





                       PRICE/CBE YIELD TABLE (TO MATURITY)

                                    CLASS IB

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    97-30       8.541        8.658        8.703        8.814        8.894
    98- 4       8.520        8.622        8.662        8.759        8.830
    98-10       8.500        8.587        8.622        8.705        8.765
    98-16       8.479        8.552        8.581        8.650        8.701
    98-22       8.459        8.518        8.540        8.596        8.636
    98-28       8.439        8.483        8.500        8.542        8.572

    99- 2       8.418        8.448        8.460        8.488        8.508
    99- 8       8.398        8.414        8.420        8.434        8.445
    99-14       8.378        8.379        8.379        8.380        8.381
    99-20       8.358        8.345        8.339        8.327        8.318
    99-26       8.338        8.310        8.300        8.273        8.254
  *100- 0       8.318        8.276        8.260        8.220        8.191

   100- 6       8.298        8.242        8.220        8.167        8.128
   100-12       8.278        8.208        8.181        8.114        8.066
   100-18       8.258        8.174        8.141        8.061        8.003
   100-24       8.239        8.140        8.102        8.008        7.940
   100-30       8.219        8.106        8.062        7.956        7.878
   101- 4       8.199        8.073        8.023        7.903        7.816

   101-10       8.180        8.039        7.984        7.851        7.754
   101-16       8.160        8.005        7.945        7.798        7.692
   101-22       8.141        7.972        7.906        7.746        7.630
   101-28       8.121        7.939        7.868        7.694        7.568
   102- 2       8.102        7.905        7.829        7.642        7.507


 AVG LIFE       20.11         7.85         6.38         4.37         3.55
 DURATION        9.35         5.46         4.70         3.50         2.96
FIRST PAY        4/16         6/05         9/04         6/04         6/04
 LAST PAY        1/29         6/14         2/12         7/08         7/06


Original Balance: $2,700,000





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                   CLASS IIA-1

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    99-21      24.666       34.296       37.127       46.133       58.530
    99-22      24.425       33.286       35.872       44.082       55.200
    99-23      24.184       32.277       34.618       42.031       51.873
    99-24      23.944       31.269       33.365       39.983       48.547
    99-25      23.703       30.261       32.113       37.935       45.223
    99-26      23.463       29.254       30.862       35.889       41.900

    99-27      23.222       28.248       29.611       33.844       38.579
    99-28      22.982       27.242       28.362       31.800       35.260
    99-29      22.742       26.237       27.113       29.758       31.942
    99-30      22.502       25.232       25.864       27.717       28.627
    99-31      22.262       24.228       24.617       25.677       25.312
   100- 0      22.022       23.225       23.370       23.639       22.000

   100- 1      21.782       22.222       22.125       21.602       18.689
   100- 2      21.543       21.220       20.880       19.566       15.380
   100- 3      21.303       20.219       19.636       17.532       12.073
   100- 4      21.064       19.218       18.392       15.499        8.767
   100- 5      20.824       18.218       17.150       13.467        5.463
   100- 6      20.585       17.219       15.908       11.436        2.160

   100- 7      20.346       16.220       14.667        9.407       -1.141
   100- 8      20.107       15.222       13.427        7.380       -4.440
   100- 9      19.868       14.224       12.188        5.353       -7.738
   100-10      19.630       13.227       10.949        3.328      -11.033
   100-11      19.391       12.231        9.711        1.304      -14.328


 AVG LIFE       20.34         3.56         2.78         1.62         0.96
FIRST PAY        6/01         6/01         6/01         6/01         6/01
 LAST PAY        4/31         6/21         6/17         6/11         1/04


Original Balance: $150,280,000





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                   CLASS IIA-2

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    99-21      26.672       36.412       39.256       48.288       60.536
    99-22      26.431       35.402       38.001       46.236       57.207
    99-23      26.190       34.392       36.747       44.185       53.878
    99-24      25.949       33.383       35.493       42.135       50.552
    99-25      25.708       32.375       34.240       40.087       47.227
    99-26      25.467       31.367       32.988       38.040       43.904

    99-27      25.226       30.360       31.737       35.994       40.582
    99-28      24.985       29.353       30.486       33.950       37.263
    99-29      24.745       28.347       29.237       31.907       33.944
    99-30      24.504       27.342       27.988       29.865       30.628
    99-31      24.264       26.338       26.740       27.825       27.313
   100- 0      24.024       25.334       25.493       25.786       24.000

   100- 1      23.784       24.331       24.246       23.748       20.689
   100- 2      23.544       23.328       23.001       21.711       17.379
   100- 3      23.304       22.326       21.756       19.676       14.071
   100- 4      23.064       21.325       20.512       17.643       10.764
   100- 5      22.825       20.324       19.269       15.610        7.459
   100- 6      22.585       19.324       18.026       13.579        4.156

   100- 7      22.346       18.325       16.785       11.549        0.855
   100- 8      22.106       17.326       15.544        9.521       -2.445
   100- 9      21.867       16.328       14.304        7.493       -5.743
   100-10      21.628       15.330       13.065        5.467       -9.040
   100-11      21.389       14.334       11.827        3.443      -12.335


 AVG LIFE       20.35         3.56         2.78         1.62         0.96
FIRST PAY        6/01         6/01         6/01         6/01         6/01
 LAST PAY        4/31         6/21         6/17         6/11         1/04


Original Balance: $304,980,000





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                   CLASS IIM-1

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)


    99-10      58.520       68.100       70.590       73.084       79.460
    99-12      58.111       66.964       69.237       71.483       77.711
    99-14      57.703       65.829       67.886       69.883       75.963
    99-16      57.296       64.695       66.536       68.285       74.216
    99-18      56.888       63.562       65.187       66.687       72.471
    99-20      56.481       62.430       63.839       65.091       70.727

    99-22      56.075       61.299       62.492       63.495       68.984
    99-24      55.668       60.169       61.147       61.901       67.243
    99-26      55.263       59.039       59.802       60.308       65.503
    99-28      54.857       57.911       58.458       58.716       63.764
    99-30      54.452       56.784       57.116       57.125       62.027
   100- 0      54.047       55.657       55.775       55.536       60.290

   100- 2      53.642       54.532       54.434       53.947       58.556
   100- 4      53.238       53.408       53.095       52.360       56.822
   100- 6      52.835       52.284       51.757       50.773       55.090
   100- 8      52.431       51.162       50.420       49.188       53.359
   100-10      52.028       50.040       49.084       47.604       51.629
   100-12      51.625       48.919       47.749       46.021       49.901

   100-14      51.223       47.800       46.415       44.439       48.174
   100-16      50.821       46.681       45.083       42.858       46.448
   100-18      50.419       45.563       43.751       41.279       44.723
   100-20      50.018       44.446       42.420       39.700       43.000
   100-22      49.617       43.330       41.091       38.123       41.278


 AVG LIFE       27.04         6.57         5.31         4.31         3.93
FIRST PAY       10/24         6/04         8/04        12/04         1/04
 LAST PAY        2/31         9/16         6/13        11/08         3/08


Original Balance: $27,037,500





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                   CLASS IIM-2

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-31     100.082      114.411      118.373      124.160      132.183
    99- 2      99.440      112.651      116.267      121.511      129.650
    99- 5      98.799      110.894      114.164      118.864      127.120
    99- 8      98.158      109.139      112.064      116.220      124.592
    99-11      97.519      107.387      109.966      113.579      122.067
    99-14      96.880      105.636      107.871      110.940      119.545

    99-17      96.242      103.888      105.778      108.305      117.025
    99-20      95.605      102.142      103.688      105.672      114.507
    99-23      94.969      100.398      101.600      103.042      111.993
    99-26      94.334       98.656       99.515      100.415      109.480
    99-29      93.699       96.917       97.432       97.791      106.971
   100- 0      93.066       95.179       95.351       95.169      104.464

   100- 3      92.433       93.444       93.274       92.550      101.959
   100- 6      91.801       91.711       91.198       89.934       99.458
   100- 9      91.170       89.980       89.125       87.321       96.958
   100-12      90.540       88.251       87.055       84.711       94.462
   100-15      89.911       86.524       84.987       82.103       91.967
   100-18      89.282       84.799       82.921       79.498       89.476

   100-21      88.655       83.077       80.858       76.896       86.987
   100-24      88.028       81.356       78.798       74.296       84.500
   100-27      87.402       79.638       76.740       71.700       82.016
   100-30      86.777       77.922       74.684       69.106       79.535
   101- 1      86.153       76.208       72.630       66.515       77.056


 AVG LIFE       27.02         6.43         5.17         3.91         4.10
FIRST PAY       10/24         6/04         7/04         9/04         1/05
 LAST PAY        1/31         9/14        11/11        11/07         1/06


           Original Balance: $17,252,500





                 DISCOUNT MARGIN ACTUAL/360 TABLE (TO MATURITY)

                                    CLASS IIB

                                PREPAYMENT SPEED

  PRICE          0%           80%         100%         150%         200%
                                    (PRICING SPEED)

    98-20     205.480      224.163      229.854      239.460      249.699
    98-24     204.521      221.589      226.770      235.495      245.590
    98-28     203.564      219.020      223.692      231.536      241.486
    99- 0     202.609      216.455      220.618      227.582      237.388
    99- 4     201.656      213.894      217.549      223.634      233.296
    99- 8     200.705      211.337      214.485      219.691      229.209

    99-12     199.755      208.784      211.425      215.754      225.128
    99-16     198.807      206.235      208.370      211.823      221.053
    99-20     197.861      203.690      205.320      207.897      216.983
    99-24     196.917      201.149      202.275      203.976      212.918
    99-28     195.975      198.613      199.234      200.061      208.860
   100- 0     195.034      196.080      196.198      196.152      204.807

   100- 4     194.095      193.551      193.167      192.248      200.759
   100- 8     193.158      191.027      190.140      188.349      196.717
   100-12     192.223      188.506      187.118      184.456      192.681
   100-16     191.290      185.990      184.101      180.569      188.650
   100-20     190.358      183.477      181.088      176.686      184.624
   100-24     189.428      180.968      178.079      172.809      180.604

   100-28     188.499      178.464      175.076      168.938      176.589
   101- 0     187.573      175.963      172.077      165.072      172.580
   101- 4     186.648      173.466      169.082      161.211      168.577
   101- 8     185.725      170.973      166.092      157.356      164.578
   101-12     184.803      168.484      163.106      153.506      160.585


 AVG LIFE       26.90         5.95         4.76         3.52         3.37
FIRST PAY       10/24         6/04         6/04         6/04         7/04
 LAST PAY        9/30         6/12         2/10        10/06         1/05


Original Balance: $15,450,000